SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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Filed by a Party other than the Registrant	☐

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☐	Preliminary Proxy Statement
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☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to § 240.14a-12

GRAN TIERRA ENERGY INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

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Gran Tierra Energy Inc.
300, 625-11th Avenue S.W.
Calgary, Alberta T2R 0E1 Canada
(403) 265-3221

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held On June 16, 2010

Dear Stockholder:

You are cordially invited to attend the annual meeting of stockholders of GRAN TIERRA ENERGY INC., a Nevada corporation (“Gran Tierra”).  The meeting will be held on Wednesday, June 16, 2010 at 3:00 p.m. local time at the Calgary Petroleum Club, Devonian Room, 319 Fifth Avenue S.W., Calgary, Alberta T2P 0L5, Canada for the following purposes:

1.	To elect the Board of Directors’ seven nominees for director to serve until the next annual meeting and their successors are duly elected and qualified.

2.
To approve an amendment to Gran Tierra’s 2007 Equity Incentive Plan to increase the aggregate number of shares of common stock authorized for issuance under the plan from 18,000,000 shares to 23,306,100 shares.

3.
To ratify the selection by the Audit Committee of the Board of Directors of Deloitte & Touche LLP as independent registered public accounting firm of Gran Tierra for its fiscal year ending December 31, 2010.

4.	To conduct any other business properly brought before the meeting.

These items of business are more fully described in the Proxy Statement accompanying this Notice.

The record date for the annual meeting is April 19, 2010.  Only stockholders of record at the close of business on that date may vote at the meeting or any adjournment thereof.

Important Notice Regarding the Availability of Proxy Materials for the Stockholders’ Meeting to Be Held on
June 16, 2010 at the Calgary Petroleum Club, Devonian Room, 319 Fifth Avenue S.W., Calgary, Alberta T2P 0L5 Canada

The proxy statement and annual report to stockholders
are available at www.proxyvote.com and https://materials.proxyvote.com/38500t

By Order of the Board of Directors

/s/ Martin Eden
Martin Eden
Chief Financial Officer

CALGARY, ALBERTA
April 30, 2010

You are cordially invited to attend the meeting in person.  Whether or not you expect to attend the meeting, please complete, date, sign and return the proxy mailed to you, or vote by telephone or over the internet as instructed in these materials, as promptly as possible in order to ensure your representation at the meeting.  A return envelope (which is postage prepaid if mailed in the United States) is enclosed for your convenience.  Even if you have voted by proxy, you may still vote in person if you attend the meeting.  Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the meeting, you must obtain a proxy issued in your name from that record holder.

Gran Tierra Energy Inc.
300, 625-11th Avenue S.W.
Calgary, Alberta T2R 0E1 Canada
(403) 265-3221

PROXY STATEMENT
FOR THE 2010 ANNUAL MEETING OF STOCKHOLDERS

June 16, 2010

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND VOTING

Why did I receive a notice regarding the availability of proxy materials on the internet?

Pursuant to rules adopted by the Securities and Exchange Commission (the “SEC”), we have elected to provide access to our proxy materials over the internet.  We will send to our stockholders of record the proxy materials, including this proxy statement and an annual report to stockholders.   In addition, we intend that our stockholders who hold their stock in “street name” will receive a Notice of Internet Availability of Proxy Materials (the “Notice”).  All stockholders will have the ability to access the proxy materials on the website referred to in the Notice or request to receive a printed set of the proxy materials.  Instructions on how to access the proxy materials over the internet or to request a printed copy may be found in the Notice.

We intend to mail the proxy materials on or about May 4, 2010 to all stockholders of record entitled to vote at the annual meeting.

How do I attend the annual meeting?

The meeting will be held on Wednesday, June 16, 2010 at 3:00 p.m. local time at the Calgary Petroleum Club, Devonian Room, 319 Fifth Avenue S.W., Calgary, Alberta T2P 0L5 Canada. Directions to the annual meeting may be found at www.grantierra.com.   Information on how to vote in person at the annual meeting is discussed below.

Who can vote at the annual meeting?

Only stockholders of record of Gran Tierra Energy Inc., a Nevada corporation (“Gran Tierra”) at the close of business on April 19, 2010 will be entitled to vote at the annual meeting.  On this record date, there were 233,061,014 shares of common stock outstanding and entitled to vote, one share of Special A Voting Stock, and one share of Special B Voting Stock.  On the record date, the share of Special A Voting Stock was entitled to 8,446,032 votes, which equals the number of shares of common stock issuable upon exchange of exchangeable shares of Gran Tierra Goldstrike Inc. that were issued in connection with the transaction between the former shareholders of Gran Tierra Energy Inc., an Alberta corporation (“Gran Tierra Canada”), and Goldstrike, Inc. (the “Goldstrike Exchangeable Shares”).  On the record date, the share of Special B Voting Stock was entitled to 12,012,733 votes, which equals the number of shares of common stock issuable upon exchange of exchangeable shares of Gran Tierra Exchangeco Inc. that were issued in connection with the transaction between the former shareholders of Solana Resources Limited, an Alberta corporation (“Solana”), and Gran Tierra (the “Solana Exchangeable Shares” and together with the Goldstrike Exchangeable Shares, the “Exchangeable Shares”).

Stockholders of Record: Shares Registered in Your Name

If on April 19, 2010 your shares were registered directly in your name with Gran Tierra’s transfer agent, Computershare Trust Company, N.A., then you are a stockholder of record.  As a stockholder of record, you may vote in person at the meeting or vote by proxy.  Whether or not you plan to attend the meeting, we urge you to fill out and return the proxy mailed to you or vote by proxy by telephone or on the internet as instructed below to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank

If on April 19, 2010 your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and the Notice, and these proxy materials if you have received them, are being forwarded to you by that organization.  The organization holding your account is considered to be the stockholder of record for purposes of voting at the annual meeting.  As a beneficial owner, you have the right to direct your broker or other agent regarding how to vote the shares in your account.  You are also invited to attend the annual meeting.  However, since you are not the stockholder of record, you may not vote your shares in person at the meeting unless you request and obtain a valid proxy from your broker or other agent.

Stockholders Holding Exchangeable Shares

Holders of Goldstrike Exchangeable Shares are receiving these proxy materials which relate solely to the annual meeting of Gran Tierra and are being delivered in accordance with the provisions of the Goldstrike Exchangeable Shares and the voting exchange and support agreement dated November 10, 2005 (the “Goldstrike Voting Exchange Agreement”) among Goldstrike, 1203647 Alberta Inc., Gran Tierra Goldstrike Inc. and Olympia Trust Company (the “Goldstrike Trustee”).  The Goldstrike Exchangeable Shares are the economic equivalent to the shares of common stock of Gran Tierra. In accordance with the Goldstrike Voting Exchange Agreement, holders of Goldstrike Exchangeable Shares are entitled to instruct the Goldstrike Trustee as to how to vote their Goldstrike Exchangeable Shares.  The Goldstrike Trustee holds the one outstanding share of our Special A Voting Stock, which is entitled to as many votes as there are outstanding Goldstrike Exchangeable Shares on the record date, and may only vote the share of Special A Voting Stock as directed by the holders of Goldstrike Exchangeable Shares.  Holders of Goldstrike Exchangeable Shares who do not hold their Goldstrike Exchangeable Shares in their own name are not entitled to instruct the Goldstrike Trustee as to how to exercise voting rights at the annual meeting.  Only holders of Goldstrike Exchangeable Shares whose names appear on the records of Gran Tierra Goldstrike Inc. as the registered holders of Goldstrike Exchangeable Shares are entitled to instruct the Goldstrike Trustee as to how to exercise voting rights in respect of their Goldstrike Exchangeable Shares at the annual meeting.  Holders of Goldstrike Exchangeable Shares may also obtain a proxy from the Goldstrike Trustee to vote their Goldstrike Exchangeable Shares at the annual meeting.  Holders of Goldstrike Exchangeable Shares should follow the instructions sent to them by the Goldstrike Trustee in order to exercise their voting rights.

Holders of Solana Exchangeable Shares are receiving these proxy materials which relate solely to the annual meeting of Gran Tierra and are being delivered in accordance with the provisions of the Solana Exchangeable Shares and the voting and exchange trust agreement dated November 14, 2008 (the “Solana Voting Exchange Agreement”) among Gran Tierra, Gran Tierra Exchangeco Inc. and Computershare Trust Company of Canada (the “Solana Trustee”). The Solana Exchangeable Shares are the economic equivalent to the shares of common stock of Gran Tierra. In accordance with the Solana Voting Exchange Agreement, holders of Solana Exchangeable Shares are entitled to instruct the Solana Trustee as to how to vote their Solana Exchangeable Shares.  The Solana Trustee holds the one outstanding share of our Special B Voting Stock, which is entitled to as many votes as there are outstanding Solana Exchangeable Shares on the record date, and may only vote the share of Special B Voting Stock as directed by the holders of Solana Exchangeable Shares.  Holders of Solana Exchangeable Shares who do not hold their Solana Exchangeable Shares in their own name are not entitled to instruct the Solana Trustee as to how to exercise voting rights at the annual meeting.  Only holders of Solana Exchangeable Shares whose names appear on the records of Gran Tierra Exchangeco Inc. as the registered holders of Solana Exchangeable Shares are entitled to instruct the Solana Trustee as to how to exercise voting rights in respect of their Solana Exchangeable Shares at the annual meeting.  Holders of Solana Exchangeable Shares may also obtain a proxy from the Solana Trustee to vote their Solana Exchangeable Shares at the annual meeting.  Holders of Solana Exchangeable Shares should follow the instructions sent to them by the Solana Trustee in order to exercise their voting rights.

If on April 19, 2010 your Exchangeable Shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and the Notice, and these proxy materials if you have received them, are being forwarded to you by that organization.  The organization holding your account is considered to be the stockholder of record for purposes of instructing your Trustee as to how to vote your Exchangeable Shares.  As a beneficial owner, you have the right to direct your broker or other agent regarding how to instruct your Trustee as to how to vote your Exchangeable Shares.

What am I voting on?

There are three matters scheduled for a vote:

•	Election of seven directors;

•
Approval of an amendment to Gran Tierra’s 2007 Equity Incentive Plan to increase the aggregate number of shares of common stock authorized for issuance under the plan from 18,000,000 shares to 23,306,100 shares; and

•
Ratification of selection by the Audit Committee of the Board of Directors of Deloitte & Touche LLP as independent registered public accounting firm of Gran Tierra for its fiscal year ending December 31, 2010.

What if another matter is properly brought before the meeting?

The Board of Directors knows of no other matters that will be presented for consideration at the annual meeting.  If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote on those matters in accordance with their best judgment.

How do I vote?

You may either vote “For” all the nominees to the Board of Directors or you may “Withhold” your vote for any nominee you specify.  For each of the other matters to be voted on, you may vote “For” or “Against” or abstain from voting.  The procedures for voting are as follows:

Stockholders of Record: Shares Registered in Your Name

If you are a stockholder of record, you may vote in person at the annual meeting, vote by proxy on the internet, or vote by proxy using a proxy card that you may request or that we may elect to deliver at a later time.  Whether or not you plan to attend the meeting, we urge you to vote by proxy to ensure your vote is counted.  You may still attend the meeting and vote in person even if you have already voted by proxy.

➢	To vote in person, come to the annual meeting and we will give you a ballot when you arrive.

➢
To vote using the proxy card, simply complete, sign and date the proxy card that may be delivered and return it promptly in the envelope provided.  If you return your signed proxy card to us by 11:59 p.m. Eastern Time on June 15, 2010, we will vote your shares as you direct.

➢
To vote by telephone, dial 1-800-690-6903 from any touch tone phone.  You will need to have your proxy card in hand when you call and then follow the voting instructions.  Your vote must be received by 11:59 p.m. Eastern Time on June 15, 2010 to be counted.

➢
To vote on the internet, go to http://www.proxyvote.com to complete an electronic proxy card.  You will be asked to provide the company number and control number from the Notice.  Your vote must be received by 11:59 p.m. Eastern Time on June 15, 2010 to be counted.

Beneficial Owner: Shares Registered in the Name of Broker or Bank

If you are a beneficial owner of shares registered in the name of your broker, bank, or other agent, you should have received a Notice containing voting instructions from that organization rather than from Gran Tierra.  Simply follow the voting instructions in the Notice to ensure that your vote is counted.  If you have received these proxy materials and a proxy card and voting instructions therein, simply complete and mail the proxy card to ensure that your vote is counted.  Alternatively, you may vote by telephone or over the internet as instructed by your broker or bank.  To vote in person at the annual meeting, you must obtain a valid proxy from your broker, bank, or other agent.  Follow the instructions from your broker or bank included with these proxy materials, or contact your broker or bank to request a proxy form.

Beneficial Owner: Exchangeable Shares

If you are a holder of Goldstrike Exchangeable Shares, you should have received voting instructions with these proxy materials from the Goldstrike Trustee, which is the holder of the share of Special A Voting Stock.  Follow the instructions from the Goldstrike Trustee, or contact the Goldstrike Trustee for further information.  Instruments of proxy must be received by Olympia Trust Company, 2300, 125 - 9th Avenue S.E., Calgary, Alberta, T2G OP6, Canada by 11:59 p.m. Eastern Time on June 11, 2010, or not less than 48 hours before the time for the holding of or any adjournment of the annual meeting.

If you are a holder of record of Solana Exchangeable Shares, you should have received voting instructions with these proxy materials from the Solana Trustee, which is the holder of the share of Special B Voting Stock.  Follow the instructions from the Solana Trustee, or contact the Solana Trustee for further information.  Instruments of proxy must be received by Computershare Trust Company of Canada, 600, 530 - 8th Avenue SW Calgary, Alberta T2P 3S8, Canada, by 11:59 p.m. Eastern Time on June 11, 2010, or not less than 48 hours before the time for the holding of or any adjournment of the annual meeting.

If you are a beneficial owner of Exchangeable Shares registered in the name of your broker, bank, or other agent, you should have received a Notice containing voting instructions from that organization rather than from Gran Tierra.  Simply follow the voting instructions in the Notice to ensure that your vote is counted.

We provide telephone and internet proxy voting to allow you to vote your shares, with procedures designed to ensure the authenticity and correctness of your proxy vote instructions.  However, please be aware that you must bear any costs associated with your telephone or internet access, such as usage charges from internet access providers.

How many votes do I have?

On each matter to be voted upon, you have one vote for each share of common stock you own as of April 19, 2010, and one vote for each Exchangeable Share held as of April 19, 2010, all of which are represented by the one share of Special A Voting Stock and one share of Special B voting Stock of Gran Tierra.  Holders of Goldstrike Exchangeable Shares should follow the instructions sent to them by the Goldstrike Trustee and holders of Solana Exchangeable Shares should follow the instructions sent to them by the Solana Trustee in order to exercise their respective voting rights.

What if I return a proxy card or otherwise vote but do not make specific choices?

If you return a signed and dated proxy card or otherwise vote without marking voting selections, your shares will be voted, as applicable, “For” the election of all seven nominees for director, “For” the approval of the amendment to the 2007 Equity Incentive Plan and “For” the ratification of the selection of Deloitte & Touche LLP as the independent registered public accounting firm for our fiscal year ending December 31, 2010.  If any other matter is properly presented at the meeting, your proxyholder (one of the individuals named on your proxy card) will vote your shares using his or her best judgment.

What if I am a holder of Exchangeable Shares and return a voting election but do not make specific choices?

If you return a signed and dated voting election without marking voting selections, your shares will not be voted.

Who is paying for this proxy solicitation?

We will pay for the entire cost of soliciting proxies.  In addition to these proxy materials, our directors and employees may also solicit proxies in person, by telephone, or by other means of communication.  Directors and employees will not be paid any additional compensation for soliciting proxies, but the Altman Group will be paid its customary fee of approximately $5,500 plus out-of-pocket expenses if it solicits proxies for Gran Tierra.  We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

What does it mean if I receive more than one Notice or more than one set of proxy materials?

If you receive more than one Notice or more than one set of proxy materials, your shares may be registered in more than one name or in different accounts.  Please follow the voting instructions on the Notices or the instructions on  the proxy cards in the proxy materials to ensure that all of your shares are voted.

Can I change my vote after submitting my proxy?

Yes.  You can revoke your proxy at any time before the final vote at the meeting.  If you are the record holder of your shares, you may revoke your proxy in any one of the following ways:

➢	You may submit another properly completed proxy card with a later date, or vote again by telephone or over the internet;

➢	You may send a timely written notice that you are revoking your proxy to Gran Tierra’s Secretary at 300, 625-11th Avenue, S.W., Calgary, Alberta, T2R 0E1, Canada; or

➢	You may attend the annual meeting and vote in person. Simply attending the meeting will not, by itself, revoke your proxy.

Your most current proxy card or telephone or internet proxy is the one that is counted.

If your shares are held by your broker or bank as a nominee or agent, you should follow the instructions provided by your broker or bank.

If you are a holder of Goldstrike Exchangeable Shares, you should follow the instructions provided by the Goldstrike Trustee with respect to the Goldstrike Exchangeable Shares you hold, and if you are a holder of Solana Exchangeable Shares, you should follow the instructions provided by the Solana Trustee with respect to the Solana Exchangeable Shares you hold.

When are stockholder proposals due for next year’s annual meeting?

If you wish to submit a proposal to be considered for inclusion in Gran Tierra’s proxy materials next year, your proposal must be submitted in writing by January 4, 2011 to David Hardy at 300, 625-11th Avenue, S.W., Calgary, Alberta, T2R 0E1, Canada; provided, however , that if our 2011 annual meeting of stockholders is held before May 17, 2011 or after July 16, 2011, then the deadline is a reasonable amount of time prior to the date we begin to print and mail our proxy statement for the 2011 annual meeting of stockholders.  If you wish to submit a proposal that is not to be included in Gran Tierra’s proxy materials next year or to nominate a director next year, you must do so between March 18, 2011 and April 17, 2011, unless our 2011 annual meeting of stockholders is not held between May 17, 2011 and August 15, 2011, in which case notice must be delivered to Gran Tierra not earlier than the 90th day prior to the meeting and not later than the later of the 60th day prior to the meeting or the 10th day following the day on which Gran Tierra makes its first public announcement of the meeting date. You are also advised to review our Bylaws, which contain additional requirements about advance notice of stockholder proposals and director nominations.

How are votes counted?

Votes will be counted by the inspector of election appointed for the meeting, who will separately count “For” and “Withhold” and, with respect to proposals other than the election of directors, “Against” votes, abstentions and broker non-votes.  Abstentions and broker non-votes have no effect and will not be counted towards the vote total for any proposal.

What are “broker non-votes”?

Broker non-votes occur when a beneficial owner of shares held in “street name” does not give instructions to the broker or nominee holding the shares as to how to vote on matters deemed “non-routine.”  Generally, if shares are held in street name, the beneficial owner of the shares is entitled to give voting instructions to the broker or nominee holding the shares.  If the beneficial owner does not provide voting instructions, the broker or nominee   can still vote the shares with respect to matters that are considered to be “routine,” but not with respect to “non-routine” matters.  Under the rules and interpretations of the New York Stock Exchange (“NYSE”), “non-routine” matters are matters that may substantially affect the rights or privileges of shareholders, such as mergers, shareholder proposals and, for the first time, under a new amendment to the NYSE rules, elections of directors, even if not contested.

How many votes are needed to approve each proposal?

➢
For the election of directors, the seven nominees receiving the most “For” votes (from the holders of votes of shares present in person or represented by proxy and entitled to vote on the election of directors) will be elected.  Only votes “For” will affect the outcome;

➢
To be approved, Proposal 2, the amendment to Gran Tierra’s 2007 Equity Incentive Plan to increase the number of shares of common stock authorized for issuance under the plan, must receive more “For” votes than “Against” votes.  Abstentions and broker non-votes will have no effect; and

➢
To be approved, Proposal 3, the ratification of the selection by the Audit Committee of the Board of Directors of Deloitte & Touche LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2010, must receive more “For” votes than “Against” votes.  Abstentions and broker non-votes will have no effect.

What is the quorum requirement?

A quorum of stockholders is necessary to hold a valid meeting.  A quorum will be present if stockholders holding outstanding shares of Gran Tierra’s capital stock representing at least a majority of the total number of votes are present at the meeting in person or represented by proxy.  On the record date, there were 253,519,779 votes that could be cast.  Those votes were represented by 233,061,014 shares of common stock outstanding and entitled to vote and 20,458,765 shares of common stock issuable upon exchange of the Exchangeable Shares and therefore entitled to vote through the one share of Special A Voting Stock and one share of Special B Voting Stock.  Thus, holders of outstanding shares representing at least 126,759,890 votes must be present in person or represented by proxy at the meeting to have a quorum.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote in person at the meeting.  Abstentions and broker non-votes will be counted towards the quorum requirement.  If there is no quorum, the Chairman of the meeting or the holders of a majority of shares present at the meeting in person or represented by proxy must adjourn the meeting to another date.

How can I find out the results of the voting at the annual meeting?

Preliminary voting results will be announced at the annual meeting.  In addition, final voting results will be published in a current report on Form 8-K that we expect to file within four business days after the annual meeting.  If final voting results are not available to us in time to file a Form 8-K within four business days after the meeting, we intend to file a Form 8-K to publish preliminary results and, within four business days after the final results are known to us, file an additional Form 8-K to publish the final results.

What proxy materials are available on the internet?

The proxy statement and annual report to stockholders are available at www.proxyvote.com, https://materials.proxyvote.com and www.grantierra.com.

PROPOSAL 1

ELECTION OF DIRECTORS

Gran Tierra’s Board of Directors consists of seven directors.  There are seven nominees for director this year.  Each director to be elected and qualified will hold office until the next annual meeting of stockholders and until his successor is elected, or, if sooner, until the director’s death, resignation or removal.  Each of the nominees listed below is currently a director of Gran Tierra who was previously elected by the stockholders.  It is Gran Tierra’s policy to invite nominees for directors to attend the annual meeting.  Five out of the seven directors attended the 2009 Annual Meeting of Stockholders.

Directors are elected by a plurality of the votes of the holders of shares present in person or represented by proxy and entitled to vote on the election of directors.  The seven nominees receiving the highest number of affirmative votes will be elected. Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of the seven nominees named below.  If any nominee becomes unavailable for election as a result of an unexpected occurrence, shares that would have been voted for that nominee will instead be voted for the election of a substitute nominee proposed by Gran Tierra.  Each person nominated for election has agreed to serve if elected.  Gran Tierra’s management has no reason to believe that any nominee will be unable to serve.

NOMINEES

The following is a brief biography of each nominee for director, his age on February 15, 2010, and a discussion of the specific experience, qualifications, attributes or skills of each nominee that led the Nominating and Corporate Governance Committee to recommend that person for reelection as a director, as of the date of this proxy statement.

NAME	AGE	POSITION HELD WITH GRAN TIERRA

Dana Coffield	51	President and Chief Executive Officer; Director
Jeffrey Scott	47	Chairman of the Board of Directors
Ray Antony	57	Director
Walter Dawson	69	Director
Verne Johnson	65	Director
Nicholas G. Kirton	65	Director
J. Scott Price	47	Director

Dana Coffield, President, Chief Executive Officer and Director.

Before joining Gran Tierra as President, Chief Executive Officer and a Director in May 2005, Mr. Coffield led the Middle East Business Unit for EnCana Corporation, one of North America’s largest independent oil and gas companies, from 2003 through 2005.  His responsibilities included business development, exploration operations, commercial evaluations, government and partner relations, planning and budgeting, environment/health/safety, security and management of several overseas operating offices.  From 1998 through 2003, he was New Ventures Manager for EnCana’s predecessor — AEC International — where he expanded activities into five new countries on three continents.  Mr. Coffield was previously with ARCO International for ten years, where he participated in exploration and production operations in North Africa, SE Asia and Alaska.  He began his career as a mud-logger in the Texas Gulf Coast and later as a Research Assistant with the Earth Sciences and Resources Institute where he conducted geoscience research in North Africa, the Middle East and Latin America.  Mr. Coffield has participated in the discovery of over 130,000,000 barrels of oil equivalent reserves.  Mr. Coffield graduated from the University of South Carolina with a Masters of Science degree and a doctorate (PhD) in Geology, based on research conducted in the Oman Mountains in Arabia and Gulf of Suez in Egypt, respectively.  He has a Bachelor of Science degree in Geological Engineering from the Colorado School of Mines.  Mr. Coffield is a member of the AAPG and the CSPG, and is a Fellow of the Explorers Club.  The Nominating and Corporate Governance Committee recommended Mr. Coffield for reelection because of his valuable contributions in leadership to Gran Tierra Energy for the past five years and 22 years of employment with publicly traded international oil and gas companies.  Mr. Coffields’s background includes oil and gas production operations and business development.

Jeffrey Scott, Chairman of the Board of Directors.

Mr. Scott has served as Chairman of our Board of Directors since January 2005.  Since 2001, Mr. Scott has served as President of Postell Energy Co. Ltd., a privately held oil and gas producing company  He has extensive oil and gas management experience, beginning as a production manager of Postell Energy Co. Ltd in 1985 advancing to President in 2001.  Mr. Scott is also currently a Director of Essential Energy Services Trust, Tuscany International Drilling Inc. and Petromanas Energy Inc. and was previously a director of Suroco Energy, Inc., VGS Seismic Canada Inc., High Plains Energy Inc., Saxon Energy Services Inc. and Galena Capital Corp., all of which are publicly-traded companies.  Mr. Scott holds a Bachelor of Arts degree from the University of Calgary, and a Masters of Business Administration from California Coast University.  The Nominating and Corporate Governance Committee recommended Mr. Scott for reelection because of his demonstrated leadership value and experience which includes 27 years of experience in the oil and gas industry, financial oversight responsibilities and public company reporting requirements.

Ray Antony, Director.

Mr. Antony has served as a director since November 14, 2008 when he was designated by Solana to serve on the Board of Directors of Gran Tierra pursuant to the Arrangement Agreement, dated July 28, 2008 and last amended on October 9, 2008, by and between Gran Tierra, Gran Tierra Exchangeco Inc., and Solana (the “Arrangement Agreement”), which resulted in Solana’s combination with Gran Tierra.  Prior to the combination, Mr. Antony was the Chairman of Solana’s board of directors.  Mr. Antony has been a Chartered Accountant for more than thirty years.  Mr. Antony is currently an independent business man and holds various director roles with public companies and sits on numerous boards as a director, including Eaglewood Energy Ltd., Canyon Services Group Inc., Birch Lake Capital Inc., Blackhawk Resources Corp, Paramax Resources Ltd, all of which are Canadian public companies.  Mr. Antony is currently the President of Varenna Energy Ltd., a private oil and gas company.  From January 2004 to September 2006, Mr. Antony was the President of Breakside Energy Ltd., a private oil and gas exploration and production company.  Prior to that time, Mr. Antony was President of Resolution Resources Ltd., a public oil and gas exploration and production company starting October 2001.  Mr. Antony has obtained significant financial experience and exposure to accounting and financial issues as a director and audit committee member of a number of public companies including Eaglewood Energy Ltd., Sienna Gold Inc., Canyon Services Group Inc., Cobalt Energy Ltd., Birch Lake Capital Inc., Paramax Resources Ltd., First Calgary Petroleums Ltd., Sherwood Copper Corporation, Wellco Energy Services Trust, Glamis Resources Ltd., Velo Energy Inc. and Blackhawk Resource Corporation.  These companies have operations in various areas and include international operations in Argentina, Papua New Guinea and Peru.  The Nominating and Corporate Governance Committee recommended Mr. Antony for reelection because of his demonstrated leadership value enhanced by extensive oil and gas experience and strong relationships with Gran Tierra Energy and Solana.

Walter Dawson, Director.

Mr. Dawson has served as a director since January 2005.  Mr. Dawson is the Chairman and CEO of Tuscany International Drilling Inc., a public oilfield services company.  Mr. Dawson was the founder of Saxon Energy Services Inc. (“Saxon”), an international oilfield services company which was a publicly traded company from 2001, and was Chairman of the board of directors of Saxon, prior to its sale in 2008.  Before his time at Saxon, Mr. Dawson served for 19 years as President, Chief Executive Officer and a director of Computalog Ltd., which is now an operating division of Weatherford.  Computalog’s primary businesses were oil and gas logging, perforating, directional drilling and fishing tools.  While at Computalog, Mr. Dawson instituted a technology center, located in Fort Worth, Texas, to develop electronics designed for downhole wellbore logging tools.  In 1993 Mr. Dawson founded what became known as Enserco Energy Services Company Inc., formerly Bonus Resource Services Corp.  Enserco entered the well servicing businesses through the acquisition of over 26 independent Canadian service rig operators.  Mr. Dawson was previously Chairman and a director of VGS Seismic Canada Inc. and Action Energy Inc. (formerly High Plains Energy Inc.), and was also director of Suroco Energy Inc. all of which are publicly traded companies.  Mr. Dawson is the sole owner and President of Perfco Investments, Ltd., an investment company.  The Nominating and Corporate Governance Committee recommended Mr. Dawson for reelection because of his demonstrated leadership value and long tenure of involvement with publicly traded companies since 1974, and extensive oil and gas experience.

Verne Johnson, Director.

Mr. Johnson has served as a director since January 2005.  Starting with Imperial Oil Limited in 1966, he has spent his entire career in the petroleum industry, primarily in western Canada, contributing to the growth of oil and gas companies of various sizes.  He worked with Imperial Oil Limited until 1981 (including two years with Exxon Corporation in New York from 1977 to 1979).  From 1981 to 2002, Mr. Johnson served in senior capacities with various companies, achieving the positions of President of Paragon Petroleum Ltd., President and CEO of ELAN Energy Inc., and Senior Vice President of Enerplus Resources Group.  Mr. Johnson retired in February 2002.  Mr. Johnson is currently a director of Fort Chicago Energy Partners LP, Essential Energy Services Trust, and recently appointed as chairman of Petromanas Energy Inc.  Mr. Johnson was previously a director of Harvest Energy Trust, Blue Mountain Energy, Mystique Energy and Suroco Energy Inc., both publicly traded companies.  Mr. Johnson received a Bachelor of Science degree in Mechanical Engineering from the University of Manitoba in 1966.  He is currently president of his private family company, KristErin Resources Inc.   The Nominating and Corporate Governance Committee recommended Mr. Johnson for reelection because of his demonstrated leadership value and extensive experience as CEO of a number of public companies over 25 years, complemented by his professional certification as Graduate Engineer and over 40 years of experience in the oil and gas industry.  Mr. Johnson has held leadership roles which included financial oversight and he has actively supervised various financial reporting processes.

Nicholas G. Kirton

Mr. Kirton has served as a director since March 27, 2008.  Mr. Kirton is a Chartered Accountant and former KPMG partner who retired in 2004 after a thirty-eight year career at KPMG.  He is currently a director of Canexus Income Fund, Grand Cache Coal Corporation, Essential Energy Services Trust, and the Canadian Investor Protection Fund and was previously a director for Builders Energy Services Trust, Result Energy Inc., and Innicor Subsurface Technologies Inc.  In addition, he is a member of the Board of Governors and Audit Committee Vice Chair of the University of Calgary and is a member of the Education and Qualifications Committee of the Canadian Institute of Chartered Accountants.  Mr. Kirton received a Bachelor of Science (Mathematics and Physics) in 1966 from Bishop's University, his Chartered Accountant designation in Quebec in 1969 and was named a Fellow of the Institute of Chartered Accountants (FCA) in Alberta in 1996, and in 2006 received the designation of ICD.D from the Institute of Corporate Directors The Nominating and Corporate Governance Committee recommended Mr. Kirton for reelection because of his demonstrated leadership value and substantial financial leadership expertise which stems from a lengthy career at a senior level in the practice of public accounting, specifically with KPMG.

J. Scott Price

Mr. Price has served as a director since November 14, 2008, when he was designated by Solana to serve on the Board of Directors of Gran Tierra pursuant to the Arrangement Agreement, which resulted in Solana’s combination with Gran Tierra.  From October 2006 to November 14, 2008, he was the President and CEO of Solana.  Mr. Price was previously the Founder, President and CEO of Breakaway Energy, Inc., a private international resource company, which was taken over by Solana.  Mr. Price is currently the President & Director of Prospect International Inc., an investment company, President and Director of PASS Resources Ltd., an oil and gas exploration and production company, and a director of Marsa Energy Inc., all private companies.  Mr. Price is currently a director of Birch Lake Capital Inc and Blackhawk Resource Corp., both publicly traded companies.  Mr. Price has 25 years of diverse global oil and gas experience in North and South America, Europe, Africa, Middle East and the former Soviet Union.  He has been a founder, director and/or officer of a number of internationally focused public and private companies including Aventura Energy Inc. and Ocelot International Inc.  Mr. Price holds a Bachelor of Science degree in Chemical Engineering and a Masters of Business Administration both from the University of Calgary. The Nominating and Corporate Governance Committee recommended Mr. Price for reelection because of his demonstrated leadership value and extensive international oil and gas experience in both start up and mature organizations.

Other Information

Each of Jeffrey Scott and Walter Dawson entered into a settlement agreement with the Alberta Securities Commission (ASC) on February 6, 2009 with respect to allegations that Mr. Scott and Mr. Dawson, along with certain other directors of High Plains Energy Inc. (“High Plains”) acted contrary to the public interest in connection with their inadequate rectification of incorrect production information disclosed to the public in press releases issued by High Plains between July 2005 and January 2006. Mr. Scott and Mr. Dawson each admitted that he had acted contrary to the public interest by failing to: (i) disclose High Plains’ actual production for the period of July to November 2005, with comparative references to the untrue figures disclosed for those months in the press releases disseminated during that period; (ii) compare the actual production rates for December 2005 and January 2006 with the untrue figures disclosed in the press releases for those months; and (iii) ensure that High Plains disclosed in a timely manner that the accuracy of its earlier disclosures of the monthly production was questionable and under review by High Plains. Mr. Scott, Mr. Dawson and each of the other respondents to the settlement agreement were ordered to pay $25,000 to the ASC of which $5,000 was a payment towards investigation costs. The ASC noted in the settlement agreement that Mr. Scott, Mr. Dawson and the other directors were provided with false information by management of High Plains with respect to production levels, and thus had no knowledge of the untrue statements in certain press releases issued by management in late 2005, until January 30, 2006, at the earliest. The ASC also noted that each of the subject directors, upon being made aware of the potential problem with High Plains’ reported production, made substantial efforts and committed significant amount of time in a good faith effort to resolving the problems and determining High Plains’ actual production and noted that none of the subject directors had been previously sanctioned by the Commission, and each cooperated fully with staff in its investigation.

In the fourth quarter of 2009, the TSX Venture Exchange (“TSXV”) notified Mr. Scott that it had initiated its own review as to his acceptability to serve as a director or officer (or serve any similar function) of any TSXV listed issuer. The staff of the TSXV noted that the four TSXV issuers with which Mr. Scott was involved failed to make appropriate disclosures summarizing the ASC allegations and the potential outcomes of any such hearing after the ASC notice of hearing was published.  The staff of the TSXV also noted that one of the TSXV issuers failed to disclose Mr. Scott’s settlement with the ASC in its 2009 Information Circular and that Mr. Scott failed to update his personal disclosure record with the TSXV for seven months after the ASC settlement.   In January 2010, the staff of the TSXV notified Mr. Scott that the TSXV did not object to Mr. Scott being on the board of directors of  TSXV listed companies, but that Mr. Scott must obtain written approval prior to occupying any new director or officer position and further the TSXV determined that he should complete a half day workshop “Simplifying Timely Disclosures” and that any Venture Exchange listed company on whose board he sits implement a written disclosure policy.  Mr. Scott completed the course on April 22, 2010.

In February 2010, the staff of the Toronto Stock Exchange (“TSX”) notified Mr. Scott about concerns raised regarding his suitability to be the Chairman of the Board of Gran Tierra and a director of one of Gran Tierra’s subsidiaries as a result of the concerns raised by, and the decision of, the TSXV.  The TSX determined that it did not object to Mr. Scott’s continued involvement with Gran Tierra and one of its subsidiaries but that if he proposed to become an officer of director of any other TSX listed companies, he must obtain prior written approval from the TSE.  Mr. Scott was also required to inform Gran Tierra and one of its subsidiaries of TSX’s actions, provide the TSX with a copy of Gran Tierra’s information statement to review the disclosure surrounding the ASC action and undertake to provide the TSX notice of any future notices of investigations, hearings or proceedings against him by any regulatory agency.

In the fourth quarter of 2009, the TSX Venture Exchange (“TSXV”) also notified Mr. Dawson that it had initiated its own review as to his acceptability to serve as a director or officer (or serve any similar function) of any TSXV listed issuer. The staff of the TSXV noted that the three TSXV issuers with which Mr. Dawson was involved failed to make appropriate disclosures summarizing the ASC allegations and the potential outcomes of any such hearing after the ASC notice of hearing was published.  The staff of the TSXV also noted that Mr. Dawson failed to update his personal disclosure record with the TSXV for seven months after the ASC settlement.   In January 2010, the staff of the TSXV notified Mr. Dawson that the TSXV did not object to Mr. Dawson being on the board of directors of  TSXV listed companies, but that Mr. Dawson must obtain written approval prior to occupying any new director or officer position and further the TSXV determined that he should complete a half day workshop “Simplifying Timely Disclosures” and that any Venture Exchange listed company on whose board he sits implement a written disclosure policy.  Mr. Dawson completed the course on April 15, 2010.

In April 2010, in connection with an application to list the common shares of Tuscany International Drilling Inc. (“Tuscany”) on the Toronto Stock Exchange (the “TSX”), the staff of the TSX notified Mr. Dawson about concerns raised regarding his suitability to be the CEO and Chairman of the Board of Tuscany International Drilling Inc. (“Tuscany”) as a result of the concerns raised by, and the decision of, the TSXV.  The TSX determined that it did not object to Mr. Dawson’s continued involvement with Gran Tierra as a director, with Tuscany as CEO and, for a period of twelve months following listing, as Chairman of the Board of Tuscany, but that if he proposed to become an officer of director of any other TSX listed companies, he must obtain prior written approval from the TSX.  Mr. Dawson was also required to obtain written confirmation from the Board of Tuscany that they have received and reviewed copies of the ASC settlement and the TSXV decision and continue to support his involvement with Tuscany, undertake to provide the TSX with notice of any future notices of investigations, hearings or proceedings against him by any regulatory agency and undertake to resign as the Chairman of the Board of Tuscany on or before the twelve month anniversary of Tuscany being listed on the facilities of the TSX.

Except as described above, our above-listed directors have neither been convicted in any criminal proceeding during the past ten years nor been parties to any judicial or administrative proceeding during the past ten years that resulted in a judgment, decree or final order enjoining them from future violations of, or prohibiting activities subject to, federal or state securities laws or a finding of any violation of federal or state securities law or commodities law.  Similarly, no bankruptcy petitions have been filed by or against any business or property of any of our directors or officers, nor has any bankruptcy petition been filed against a partnership or business association in which these persons were general partners or executive officers.

The Board Of Directors Recommends
A Vote In Favor Of Each Named Nominee.

INFORMATION REGARDING THE BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

Independence of the Board of Directors

Gran Tierra follows the listing standards of the NYSE Amex.  As required under the NYSE Amex listing standards, a majority of the members of a listed company’s board of directors must qualify as “independent,” as affirmatively determined by the board of directors.  Gran Tierra’s Board of Directors, or “Board,” consults with Gran Tierra’s counsel to ensure that the Board’s determinations are consistent with relevant securities and other laws and regulations regarding the definition of “independent,” including those set forth in the NASDAQ and NYSE Amex listing standards, as in effect from time to time.

Consistent with these considerations, after review of all relevant identified transactions or relationships between each director, or any of his family members, and Gran Tierra, its senior management and its independent auditors, the Board has affirmatively determined that the following six of seven directors are independent directors within the meaning of the applicable NYSE Amex listing standards: Messrs. Antony, Dawson1, Johnson, Kirton, Price, and Scott.  In making this determination, the Board found that none of these directors or nominees for director had a material or other disqualifying relationship with Gran Tierra.  Dana Coffield, Gran Tierra’s President and Chief Executive Officer, is not an independent director by virtue of his employment with Gran Tierra.

Board Leadership Structure

Gran Tierra’s Chairman of the Board is an independent director.  The Board of Directors has determined that this leadership structure is an appropriate structure for Gran Tierra because of the added experience and leadership provided to the company from having separate individuals perform the Chairman and Chief Executive Officer function.  Gran Tierra believes that having an independent Chairman of the Board also adds an extra level of independence to the board as a whole, and increases the ability and credibility of the board in its management oversight functions.

Role of the Board in Risk Oversight

Management of Gran Tierra is responsible for assessing the risks facing Gran Tierra and evaluating such risks, and the Board provides an oversight role with respect to risk management.  At the direction of the Board, at each quarterly meeting of the Board management makes a presentation to the Board regarding the higher level risks facing the company, as well as the actions being taken to ameliorate these risks.  The Board then gives direction and guidance to management as to the risks presented and the actions proposed, and reassesses at the next quarterly meeting of the Board.

Meetings of the Board of Directors

The Board of Directors met 12 times during the last fiscal year as an entire board.  Each Board member attended 75% or more of the aggregate number of meetings of the Board and of the committees on which he served, held during the last fiscal year for which he was a director or committee member.

As required under the NYSE Amex listing standards, in fiscal 2009, Gran Tierra’s independent directors met in regularly scheduled executive sessions at which only independent directors were present.

Information Regarding Committees of the Board of Directors

The Board has four standing committees: an Audit Committee, a Compensation Committee, a Nominating and Corporate Governance Committee, and a Reserves Committee.  The following table provides membership and meeting information for fiscal year 2009 for each committee of the Board:

Name	Audit	Compensation	Nominating and Corporate Governance	Reserves

Dana Coffield				X
Jeffrey Scott	X		X*
Ray Antony	X	X	X
Walter Dawson		X	X
Verne Johnson	X	X*		X
Scott Price		X		X*
Nicholas Kirton	X*		X
Total Meetings in fiscal year 2009	5	1	3	2
* Committee Chairperson

Below is a description of each committee of the Board of Directors.  Each of the committees has authority to engage legal counsel or other experts or consultants, as it deems appropriate to carry out its responsibilities.

1Tuscany International Drilling Inc. (“Tuscany”), of which Mr. Dawson is Chairman and CEO, is one of the service providers that submitted a proposal to provide drilling services for a Gran Tierra project.  In the even that Tuscany is awarded the contract for such drilling services, Mr. Dawson would cease to be an independent director.

Audit Committee

The Audit Committee of the Board of Directors was established by the Board in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), to oversee Gran Tierra’s corporate accounting and financial reporting processes and audits of its financial statements.  For this purpose, the Audit Committee performs several functions.  The Audit Committee reviews our financial reports and other financial information disclosed to the public, the government and various regulatory bodies, our system of internal accounting, our financial controls, and the annual independent audit of our financial statements.  The Audit Committee evaluates the performance of and assesses the qualifications of the independent auditors; determines and approves the engagement of the independent auditors; determines whether to retain or terminate the existing independent auditors or to appoint and engage new independent auditors; reviews and approves the retention of the independent auditors to perform any proposed permissible non-audit services; monitors the rotation of partners of the independent auditors on Gran Tierra’s audit engagement team as required by law; reviews and approves or rejects transactions between Gran Tierra and any related persons; confers with management and the independent auditors regarding the effectiveness of internal controls over financial reporting; establishes procedures, as required under applicable law, for the receipt, retention and treatment of complaints received by Gran Tierra regarding accounting, internal accounting controls or auditing matters and the confidential and anonymous submission by employees of concerns regarding questionable accounting or auditing matters; and meets to review Gran Tierra’s annual audited financial statements and quarterly financial statements with management and the independent auditors, including a review of Gran Tierra’s disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations.”  The Audit Committee is composed of four directors: Jeffrey Scott, Verne Johnson, Ray Antony and Nicholas Kirton.  The Audit Committee met five  times during the fiscal year.  The Audit Committee has adopted a written charter that is available to stockholders on Gran Tierra’s website at www.grantierra.com.

The Board of Directors reviews the NYSE Amex listing standards definition of independence for Audit Committee members and has determined that all members of Gran Tierra’s Audit Committee are independent (as independence is currently established in Rule 803(a)(2) of the NYSE Amex listing standards).  Additionally each Audit Committee member has met the criteria for audit committee independence set forth in Rule 10A-3 promulgated pursuant to the Exchange Act.  The Board has determined that Mr. Kirton, an independent director, qualifies as an “audit committee financial expert” within the meaning of Item 407(d)(5) of Regulation S-K promulgated by the SEC, based on his past experience as a former KPMG partner.

Report of the Audit Committee of the Board of Directors2

The Audit Committee has reviewed and discussed the audited financial statements for the fiscal year ended December 31, 2009 with management of Gran Tierra.  The Audit Committee has discussed with the independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1. AU section 380), as adopted by the Public Company Accounting Oversight Board (“PCAOB”) in Rule 3200T.  The Audit Committee has also received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the PCAOB regarding the independent accountants’ communications with the audit committee concerning independence, and has discussed with the independent registered public accounting firm the accounting firm’s independence.  Based on the foregoing, the Audit Committee has recommended to the Board of Directors that the audited financial statements be included in Gran Tierra’s Annual Report on Form 10-K for the fiscal year ended December 31, 2009

Nicholas Kirton, Chair
Ray Antony
Verne Johnson
Jeffrey Scott

Compensation Committee

The Compensation Committee is composed of four directors: Messrs. Antony, Dawson, Johnson and Price.  All members of Gran Tierra’s Compensation Committee are independent (as independence is currently defined in Rule 803(a)(2) of the NYSE Amex listing standards).  The Compensation Committee met once during 2009.  In 2009/2010 Gran Tierra changed the timing its compensation cycle.  Previously Gran Tierra’s practice was to consider compensation annually (at year-end), including the award of equity based compensation, and acted under this schedule in December 2008. In order to allow time for a more deliberate and objective process, Gran Tierra now makes its compensation decisions for the current year and reviews performance for the prior year, in the first quarter.  Annual bonuses in respect of 2009 performance, as well as equity incentive awards and salary increases for 2010, were approved in February 2010.  Bonuses in respect of 2009 performance were paid in February 2010 and equity incentives were issued on March 3, 2010.

The Compensation Committee has adopted a written charter that is available to stockholders on Gran Tierra’s website at www.grantierra.com.

2 The material in this report is not “soliciting material” is not deemed "filed" with the Commission and is not to be incorporated by reference in any filing of Gran Tierra under the Securities Act or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

The Compensation Committee of the Board of Directors acts on behalf of the Board to review, recommend for adoption and oversee Gran Tierra’s compensation strategy, policies, plans and programs, including:

•
establishing corporate and individual performance objectives relevant to the compensation of Gran Tierra’s executive officers, directors, and other senior management, as appropriate, and evaluating performance in light of these stated objectives;

•	establishing policies with respect to equity compensation arrangements;
•
reviewing and approving the compensation and other terms of employment or service, including severance and change-in-control arrangements, of Gran Tierra’s Chief Executive Officer and the other executive officers; and

•
reviewing and recommending to the Board for approval, modification or termination of Gran Tierra’s equity compensation plans, pension and profit-sharing plans, deferred compensation plans and other similar plans and programs, as well as administering such plans and programs.

The Compensation Committee also reviews with management Gran Tierra’s Compensation Discussion and Analysis and considers whether to recommend that it be included in proxy statements and other public filings.

Compensation Committee Processes and Procedures

Typically, the Compensation Committee meets at least once annually and with greater frequency if necessary.  The agenda for each meeting is usually developed by the chair of the Compensation Committee, in consultation with the Chief Executive Officer.  However, from time to time, various members of management and other employees as well as outside advisors or consultants may be invited by the Compensation Committee to make presentations, to provide financial or other background information or advice or to otherwise participate in Compensation Committee meetings.  The Chief Executive Officer may not participate in, or be present during, any deliberations or determinations of the Compensation Committee regarding his compensation or individual performance objectives.  The charter of the Compensation Committee grants the Compensation Committee full access to all books, records, facilities and personnel of Gran Tierra, as well as authority to obtain, at the expense of Gran Tierra, advice and assistance from internal and external legal, accounting or other advisors and consultants and other external resources that the Compensation Committee considers necessary or appropriate in the performance of its duties.  In particular, the Compensation Committee has the sole authority to retain compensation consultants to assist in its evaluation of executive and director compensation, including the authority to approve the consultant’s reasonable fees and other retention terms.

During the past fiscal year, the Compensation Committee engaged Lane Caputo Compensation Inc. to develop a more relevant group of peers against which the Compensation Committee can benchmark executive compensation The compensation practices of this peer group, along with data from the 2009 Mercer Total Compensation Survey for the Petroleum Industry (for which a peer group was also developed by Lane Caputo in order to extract comparative information), provided the Compensation Committee with relevant and supportable market compensation data to both retrospectively evaluate the company’s 2009 executive compensation and make recommendations to the Board on the structure of the 2010 executive compensation arrangements. Services performed by Lane Caputo Compensation are pre-approved by the Compensation Committee and any additional work to be performed, including at the request of management, must be pre-approved by the Chair of the Compensation Committee. The retention of independent compensation advisors to the company are to be assessed on an annual basis.

Under its charter, the Compensation Committee may form, and delegate authority to, subcommittees, as appropriate.  In 2009, the Compensation Committee did not form any subcommittees.

In 2009/2010 Gran Tierra changed the timing its compensation cycle.  Previously Gran Tierra’s practice was to consider compensation annually (at year-end), including the award of equity based compensation. In order to allow time for a more deliberate and objective process, Gran Tierra now makes its compensation decisions for the current year, and reviews performance for the prior year, in the first quarter.  Annual bonuses in respect of 2009 performance, as well as equity incentive awards and salary increases for 2010, were approved in February 2010.  Bonuses in respect of 2009 performance were paid in February 2010 and equity incentives were issued on March 3, 2010.  New performance objectives are established at one or more meetings held during the first quarter of the year.  Generally, the Compensation Committee’s process comprises two related elements: the recommendation of compensation levels and the establishment of performance objectives for the current year.  In the case of the Chief Executive Officer, the evaluation of his performance is conducted by the Compensation Committee, which determines any adjustments to his compensation as well as awards to be granted.  For all executives and directors, as part of its deliberations, the Compensation Committee may review and consider, as appropriate, materials such as financial reports and projections, operational data, tax and accounting information, tally sheets that set forth the total compensation that may become payable to executives in various hypothetical scenarios, executive and director stock ownership information, company stock performance data, analyses of historical executive compensation levels, current company-wide compensation levels, and independent compensation surveys for the petroleum industry in Canada for peer groupings within the industry.

The specific determinations of the Compensation Committee with respect to executive compensation for fiscal 2009 are described in greater detail in the section of this proxy statement entitled “Compensation Discussion and Analysis.”

Compensation Committee Interlocks and Insider Participation

As noted above, Gran Tierra’s Compensation Committee consists of Messrs. Johnson, Price, Antony,and Dawson.  None of the members of the Compensation Committee has at any time been an officer or employee of Gran Tierra.  No member of the Board or of the Compensation Committee served as an executive officer of another entity that had one or more of Gran Tierra’s executive officers serving as a member of that entity’s board or compensation committee.

Compensation Committee Report3

The Compensation Committee has reviewed and discussed with management the Compensation Discussion and Analysis contained in this proxy statement.  Based on this review and discussion, the Compensation Committee has recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this proxy statement and incorporated into Gran Tierra’s Annual Report on Form 10-K for the fiscal year ended December 31, 2009.

Verne Johnson, Chair
Ray Antony
Walter Dawson
Scott Price

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee of the Board of Directors is responsible for identifying, reviewing and evaluating candidates to serve as directors of Gran Tierra (consistent with criteria approved by the Board), reviewing and evaluating incumbent directors, recommending to the Board for selection candidates for election to the Board of Directors, making recommendations to the Board regarding corporate governance issues, assessing the performance of the Board and management, and developing a set of corporate governance principles for Gran Tierra. The Nominating and Corporate Governance Committee is composed of four directors: Messrs. Dawson, Scott, Kirton and Antony.  All members of the Nominating and Corporate Governance Committee are independent (as independence is currently defined in Rule 803(a)(2) of the NYSE Amex listing standards).  The Nominating and Corporate Governance Committee met three times during the fiscal year.  The Nominating and Corporate Governance Committee has adopted a written charter that is available to stockholders on Gran Tierra’s website at www.grantierra.com.

The Nominating and Corporate Governance Committee believes that candidates for director should have certain minimum qualifications, including the ability to read and understand basic financial statements and having the highest personal integrity and ethics.  The Nominating and Corporate Governance Committee also intends to consider such factors as possessing relevant expertise upon which to be able to offer advice and guidance to management, having sufficient time to devote to the affairs of Gran Tierra, demonstrated excellence in his or her field, having the ability to exercise sound business judgment and having the commitment to rigorously represent the long-term interests of Gran Tierra’s stockholders.  However, the Nominating and Corporate Governance Committee retains the right to modify these qualifications from time to time.  Candidates for director nominees are reviewed in the context of the current composition of the Board, the operating requirements of Gran Tierra and the long-term interests of stockholders.  In conducting this assessment, the Nominating and Corporate Governance Committee considers diversity, age, skills, and such other factors as it deems appropriate given the current needs of the Board and Gran Tierra, to maintain a balance of knowledge, experience and capability.  In the case of incumbent directors whose terms of office are set to expire, the Nominating and Corporate Governance Committee reviews these directors’ overall service to Gran Tierra during their terms, including the number of meetings attended, level of participation, quality of performance, and any other relationships and transactions that might impair the directors’ independence.  In the case of new director candidates, the Nominating and Corporate Governance Committee also determines whether the nominee is independent for NASDAQ and NYSE Amex purposes, which determination is based upon applicable NASDAQ and NYSE Amex listing standards, applicable SEC rules and regulations and the advice of counsel, if necessary.  The Nominating and Corporate Governance Committee conducts any appropriate and necessary inquiries into the backgrounds and qualifications of possible candidates after considering the function and needs of the Board.  The Nominating and Corporate Governance Committee meets to discuss and consider the candidates’ qualifications and then selects a nominee for recommendation to the Board by majority vote.  In fiscal 2009, neither the Nominating and Corporate Governance Committee nor the Board paid any fees to any third party to assist in the process of identifying or evaluating director candidates.

3 The material in this report is not “soliciting material,” is furnished to, but not deemed "filed" with, the Commission and is not deemed to be incorporated by reference in any filing of Gran Tierra under the Securities Act or the Exchange Act, other than Gran Tierra’s Annual Report on Form 10-K, where it shall be deemed to be “furnished,” whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

The Nominating and Corporate Governance Committee does not have a formal policy regarding diversity in identifying nominees for director.  However, in assessing a potential nominee, the Nomination and Corporate Governance Committee considers the professional experience, education, skills and viewpoints of the nominee and how those factors will contribute to expanding the collective knowledge and experience of the Board of Directors.  The Nominating and Corporate Governance Committee considers that, while nominees should present a good fit with the existing Board of Directors in terms of their ability to work together to create shareholder value in a constructive way, diversity in opinion and viewpoint contribute to the overall success of the Board of Directors and the company as a whole.

The Nominating and Corporate Governance Committee will consider director candidates recommended by stockholders.  The Nominating and Corporate Governance Committee does not intend to alter the manner in which it evaluates candidates, including the minimum criteria set forth above, based on whether or not the candidate was recommended by a stockholder.  Stockholders who wish to recommend individuals for consideration by the Nominating and Corporate Governance Committee to become nominees for election to the Board may do so by delivering a written recommendation to the Nominating and Corporate Governance Committee at the following address: Gran Tierra Energy Inc., 300, 625-11th Avenue S.W., Calgary, Alberta T2R 0E1, Canada, Attention: Director Nominations.  This written recommendation must be delivered at least 120 days prior to the anniversary of the mailing of Gran Tierra’s proxy statement for the last annual meeting of stockholders.  Submissions must include the full name of the proposed nominee, a description of the proposed nominee’s business experience for at least the previous five years, complete biographical information, a description of the proposed nominee’s qualifications as a director and a representation that the nominating stockholder is a beneficial or record holder of Gran Tierra’s stock.  Any such submission must be accompanied by the written consent of the proposed nominee to be named as a nominee and to serve as a director if elected.

Reserves Committee

The primary purpose of the Reserves Committee is to act on behalf of the Board in fulfilling the Board’s oversight responsibilities with respect to evaluating and reporting on Gran Tierra’s oil and gas reserves.

The Reserves Committee oversees Gran Tierra’s (1) annual review of its oil and gas reserves, (2) procedures for evaluating and reporting its oil and gas producing activities, and (3) compliance with applicable regulatory and securities laws relating to the preparation and disclosure of information with respect to its oil and gas reserves.  The Reserves Committee also consults with the Audit Committee on matters relating to Gran Tierra’s oil and gas reserves which impact Gran Tierra’s financial statements.  The Reserves Committee is composed of three directors: Messrs. Price, Johnson, and Coffield.  All members of the Reserves Committee are independent (as independence is currently defined in Rule 803(a)(2) of the NYSE Amex listing standards), other than Mr. Coffield, Gran Tierra’s Chief Executive Officer.  The Reserves Committee met two times during fiscal 2009.  The Reserves Committee has adopted a written charter that is available on Gran Tierra’s website at www.grantierra.com.

Stockholder Communications with the Board of Directors

Gran Tierra’s Board has adopted a formal process by which stockholders may communicate with the Board or any of its directors.  This information is available on Gran Tierra’s website at www.grantierra.com.

Code of Ethics

Gran Tierra has adopted a Code of Business Conduct and Ethics that applies to all officers, directors and employees.  The Code of Business Conduct and Ethics is available on Gran Tierra’s website at www.grantierra.com.   If Gran Tierra makes any substantive amendments to the Code of Business Conduct and Ethics or grants any waiver from a provision of the Code to any executive officer or director, Gran Tierra will promptly disclose the nature of the amendment or waiver on its website.

PROPOSAL 2

APPROVAL OF THE GRAN TIERRA 2007 EQUITY INCENTIVE PLAN, AS AMENDED AND RESTATED

Proposal

On April 26, 2010, the Gran Tierra Board authorized an amendment, subject to stockholder approval, to Gran Tierra’s 2007 Equity Incentive Plan, as amended and restated, referred to as the “Incentive Plan”, to increase the aggregate number of shares issuable under the Incentive Plan from 18,000,000 shares to 23,306,100 shares (approximately 10% of the Gran Tierra common stock outstanding on April 19, 2010).

Gran Tierra is requesting that stockholders approve this amendment to the Incentive Plan.  If this amendment is approved, the Incentive Plan will also automatically be amended to rescind the right of the Board (A) (i) to reduce the exercise price of any outstanding options or stock appreciation rights granted under the Incentive Plan, or (ii) to cancel any outstanding options or stock appreciation rights that have an exercise price or strike price greater than the current fair market value of Gran Tierra common stock, unless approved by the stockholders, and (B) to make loans to employees to purchase stock.

Explanation

The purpose of this amendment is to ensure that Gran Tierra has a sufficient reserve of common stock available under the Incentive Plan to continue to grant stock options and other awards at market-competitive levels determined appropriate by the Gran Tierra Board. The current maximum aggregate number of shares reserved for issuance under the Incentive Plan is eighteen million (18,000,000) shares of common stock, roughly 7.6% of common stock outstanding.  During the executive compensation review conducted in late 2009, the Board was advised that 95% of Gran Tierra’s peers (the “Custom Peer Group” – please see the Compensation Discussion and Analysis section of this proxy statement for additional detail) currently utilize a ‘rolling’ or ‘evergreen’ provision for their equity-incentive plans under which 10% of common shares outstanding are reserved for issuance under equity incentive plans.  In order for Gran Tierra continue to have the flexibility to grant stock options at market-competitive levels to current employees and future strategic hires, the Board determined that it was prudent to increase the reserve of common stock available under the Incentive Plan to 23,306,100 shares (approximately 10% of the Gran Tierra common stock outstanding on April 19, 2010), but decided not to implement a ‘rolling’ or ‘evergreen’ provision at this time.

If the amendment is approved, the Gran Tierra Board has also determined it is in the best interests of the stockholders to rescind the right of the Board to reduce the exercise price of any outstanding options or stock appreciation rights granted under the Incentive Plan or cancel any outstanding options or stock appreciation rights with exercise prices greater than the fair market value of Gran Tierra common stock.  The Incentive Plan will continue to provide us with flexibility in designing equity incentives including stock options, stock appreciation rights, restricted stock awards, restricted stock unit awards, performance stock awards, and performance cash awards. Accordingly, the Incentive Plan allows us to utilize a broad array of equity incentives in order to secure and retain the services of Gran Tierra’s employees, consultants and directors, and to provide incentives for such persons to exert maximum efforts for Gran Tierra’s success or the success of Gran Tierra’s affiliates.

At April 19, 2010, stock awards (net of cancelled or expired awards) covering an aggregate of 12,406,020 shares were outstanding under the Incentive Plan and 2,512,858 shares remained available for future grant under the Incentive Plan. If this Proposal 2 is approved by stockholders, then the number of shares available for grant under the Incentive Plan will be immediately increased to 23,306,100 shares (approximately 10% of the Gran Tierra common stock outstanding on April 19, 2010).

Voting Requirement

Each share of Gran Tierra common stock, Goldstrike Exchangeable Share and Solana Exchangeable Share has one vote. To be approved, the Incentive Plan, as amended, must receive the affirmative vote of a majority of the shares present in person or represented by proxy at the Gran Tierra 2010 Annual Meeting and entitled to vote. For purposes of this vote broker non-votes will not be counted for any purpose in determining whether this matter has been approved and abstentions will have the same effect as “Against” votes.

References to voting power of Goldstrike Exchangeable Shares refers to the voting power exercised through the Goldstrike Trustee with respect to the Goldstrike Exchangeable Shares, whether by the Goldstrike Trustee or by proxy, and references to voting power of Solana Exchangeable Shares refer to the voting power exercised through the Solana Trustee with respect to the Solana Exchangeable Shares, whether by the Solana Trustee or by proxy.

THE GRAN TIERRA BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
A VOTE IN FAVOR OF PROPOSAL 2.

The material features of the Incentive Plan are outlined below.

General

The Incentive Plan, which is an amendment and restatement of Gran Tierra’s 2005 Equity Incentive Plan, provides for the grant of stock options, restricted stock awards, stock appreciation rights, restricted stock units and other stock awards, collectively referred to as “Awards.”  Stock options granted under the Incentive Plan are not intended to qualify as incentive stock options within the meaning of Section 422 of the Code, as amended. Stock appreciation rights granted under the Incentive Plan may be tandem rights, concurrent rights or independent rights. See the section of this Proposal 2 entitled “U.S. Federal Income Tax Information”, below, for a discussion of the tax treatment of Awards. To date, Gran Tierra has granted only stock options under the Incentive Plan.

Purpose

The Gran Tierra Board adopted the Incentive Plan to provide a means by which employees, directors and consultants of Gran Tierra and its affiliates may be given an opportunity to purchase stock in Gran Tierra, to assist in retaining the services of such persons, to secure and retain the services of persons capable of filling such positions and to provide incentives for such persons to exert maximum efforts for the success of Gran Tierra and its affiliates. All of the approximately 275 employees, directors and consultants of Gran Tierra and its affiliates are eligible to participate in the Incentive Plan.

Administration

The Gran Tierra Board administers the Incentive Plan. Subject to the provisions of the Incentive Plan, the Gran Tierra Board has the power to construe and interpret the Incentive Plan and to determine the persons to whom and the dates on which Awards will be granted, the number of shares of common stock to be subject to each award, the time or times during the term of each Award within which all or a portion of such award may be exercised, the exercise price, the type of consideration and other terms of the Award.

The Gran Tierra Board has the power to delegate administration of the Incentive Plan to a committee composed of one or more members of the Gran Tierra Board. A committee may consist solely of two or more outside directors in accordance with Section 162(m) of the Code or solely of two or more non-employee directors in accordance with Rule 16b-3 of the Exchange Act. The Gran Tierra Board has delegated administration of the Incentive Plan to the Compensation Committee of the Gran Tierra Board. As used in this description of Proposal 2 with respect to the Incentive Plan, the “Board” refers to any committee the Gran Tierra Board appoints as well as to the Gran Tierra Board itself.

Stock Subject to the Plan

Subject to this Proposal 2, the maximum aggregate number of shares reserved for issuance under the Incentive Plan will be 23,306,100 shares (approximately 10% of the Gran Tierra common stock outstanding on April 19, 2010).  If Awards granted under the Incentive Plan expire or otherwise terminate without being exercised, the shares of common stock not acquired pursuant to such Awards again become available for issuance under the Incentive Plan and shall be considered as shares available for grant for the purpose of determining the Calculated Amount.

As of April 19, 2010, options to purchase approximately 12,406,020 shares of common stock were outstanding, which is approximately 5.3% of total shares of common stock outstanding on that date.   As of that same date, approximately 2,512,858 additional shares of common stock were available for grant and not subject to Awards under the Incentive Plan, which is approximately 1.1% of total shares of common stock outstanding.  The weighted average exercise price of all options outstanding as of April 19, 2010 was approximately $3.20 and the weighted average remaining term of such options was approximately 8.4 years. A total of 233,061,014 shares of Gran Tierra's common stock were outstanding as of April 19, 2010.

Eligibility

Employees (including officers), directors, and consultants of both Gran Tierra and its affiliates are eligible to receive all types of awards under the Incentive Plan. Under the Incentive Plan, no employee may be granted awards exercisable for more than 1,000,000 shares of common stock during any calendar year.  The maximum number of shares which may be reserved for issuance to Insiders, at any time, under the Incentive Plan, and any other share compensation arrangement of Gran Tierra shall be 10% of the shares of common stock issued and outstanding.  Additionally, the maximum number of shares of common stock which may be issued under the Incentive Plan, at any time, and any other share compensation arrangements within any 12-month period shall be 10% of the common stock outstanding for insiders as a group and 5% of the common stock outstanding for any one insider and such insider’s associates.

Stockholder approval of this Proposal 2 will also constitute re-approval of the foregoing limit for purposes of Section 162(m) of the Code. This limitation assures that any deductions to which Gran Tierra would otherwise be entitled upon the exercise of options or stock appreciation rights granted under the Incentive Plan will not be subject to the $1 million limitation on the income tax deductibility of compensation paid per covered executive officer imposed by Section 162(m) of the Code.

Terms of Options

The following is a description of the permissible terms of options under the Incentive Plan. Individual option grants may be more restrictive as to any or all of the permissible terms described below.

Exercise Price; Payment

The exercise price of options may not be less than 100% of the fair market value of the stock on the date of grant. If options were granted to covered executives with exercise prices below fair market value, deductions for compensation attributable to the exercise of such options could be limited by Section 162(m) of the Code. See “U.S. Federal Income Tax Information.” The closing price of Gran Tierra’s common stock as reported on the NYSE Amex on April 23, 2010, was $6.34 per share.

The “fair market value” of Gran Tierra’s common stock on a particular day is generally the closing sales price for the common stock (or the closing bid, if no sales were reported) as quoted on the primary exchange or market upon which Gran Tierra’s common stock trades. If that day is not a market trading day, then the last market trading day prior to the day of determination is used. If Gran Tierra’s common stock were not to be traded on a market, the Gran Tierra Board would make a good faith determination of the fair market value in a manner that complies with specified U.S. tax requirements.

The exercise price of options granted under the Incentive Plan must be paid either in cash at the time the option is exercised or at the discretion of the Gran Tierra Board, (i) by delivery of other common stock of Gran Tierra,  (ii) by a “net exercise” arrangement, (iii) pursuant to a program developed under Regulation T as promulgated by the Federal Reserve Board that, prior to the issuance of common stock, results in either the receipt of cash (or check) by Gran Tierra or the receipt of irrevocable instructions to pay the aggregate exercise price to Gran Tierra from the sale proceeds, or (iv) in any other form of legal consideration acceptable to the Gran Tierra Board.

Option Exercise

Options granted under the Incentive Plan may become exercisable in cumulative increments, or vest, as determined by the Gran Tierra Board. Shares covered by currently outstanding options under the Incentive Plan typically vest over a three year period in three equal annual installments during the participant’s employment by, or service as a director or consultant to, Gran Tierra or an affiliate, collectively referred to as “Service.” Shares covered by options granted in the future under the Incentive Plan may be subject to different vesting terms. The Gran Tierra Board has the power to accelerate the time during which an option may vest or be exercised. In addition, options granted under the Incentive Plan may permit exercise prior to vesting, but in such event the participant may be required to enter into an early exercise stock purchase agreement that allows Gran Tierra to repurchase unvested shares, generally at their exercise price, should the participant’s Service terminate before vesting. To the extent provided by the terms of an option, a participant may satisfy any federal, state or local tax withholding obligation relating to the exercise of such option by a cash payment upon exercise, by authorizing Gran Tierra to withhold a portion of the stock otherwise issuable to the participant, by delivering already-owned common stock of Gran Tierra or by a combination of these means.

Term

The maximum term of options under the Incentive Plan is 10 years. Options under the Incentive Plan generally terminate three months after termination of the participant’s Service unless (i) such termination is due to the participant’s permanent and total disability (as defined in the Code), in which case the option may, but need not, provide that it may be exercised (to the extent the option was exercisable at the time of the termination of Service) at any time within 12 months of such termination; (ii) the participant dies before the participant’s Service has terminated, or within three months after termination of such Service, in which case the option may, but need not, provide that it may be exercised (to the extent the option was exercisable at the time of the participant’s death) within 18 months of the participant’s death by the person or persons to whom the rights to such option pass by will or by the laws of descent and distribution; or (iii) the option by its terms specifically provides otherwise. A participant may designate a beneficiary who may exercise the option following the participant’s death. Individual option grants by their terms may provide for exercise within a longer period of time following termination of Service.

The option term generally may be extended in the event that exercise of the option within these periods is prohibited. A participant’s option agreement may provide that if the exercise of the option following the termination of the participant’s Service would be prohibited because the issuance of stock would violate the registration requirements under the Securities Act, then the option will terminate on the earlier of (i) the expiration of the term of the option or (ii) three months after the termination of the participant’s service during which the exercise of the option would not be in violation of such registration requirements.

Restrictions On Transfer

The Gran Tierra Board may grant stock options that are transferable to the extent provided in the stock option agreement. If an option does not provide for transferability then the option shall not be transferable except by will or by the laws of descent and distribution or pursuant to a domestic relations order and shall be exercisable during the lifetime of the option holder and only by the option holder.  Shares subject to repurchase by Gran Tierra under an early exercise stock purchase agreement may be subject to restrictions on transfer that the Gran Tierra Board deems appropriate.

Terms of Restricted Stock Awards and Purchases of Restricted Stock

Payment

The Gran Tierra Board determines the purchase price under a restricted stock purchase agreement but the purchase price may not be less than the par value of Gran Tierra’s common stock on the date of purchase. The Gran Tierra Board may award stock bonuses in consideration of past services without a purchase payment.

The purchase price of stock acquired pursuant to a restricted stock purchase agreement under the Incentive Plan must be paid either in cash at the time of purchase or at the discretion of the Gran Tierra Board, (i) by cash at the time of purchase, (ii) by services rendered, or to be rendered to Gran Tierra or (iii) in any other form of legal consideration acceptable to the Gran Tierra Board.

Vesting

Shares of stock sold or awarded under the Incentive Plan may, but need not be, subject to a repurchase option in favor of Gran Tierra in accordance with a vesting schedule as determined by the Gran Tierra Board. The Gran Tierra Board has the power to accelerate the vesting of stock acquired pursuant to a restricted stock purchase agreement under the Incentive Plan.

Restrictions on Transfer

Rights under a stock bonus or restricted stock bonus agreement may be transferred only upon the terms and conditions of the award agreement as the Gran Tierra Board shall determine in its discretion, except where such assignment is required by law or expressly authorized by the terms of the applicable stock bonus or restricted stock purchase agreement.

Terms of Stock Appreciation Rights

The Incentive Plan authorizes the grant of stock appreciation rights. Stock appreciation rights entitle the participant to receive upon exercise an appreciation distribution equal to the fair market value of that number of shares equal to the number of share equivalents in which the participant is vested under the independent stock appreciation rights less the fair market value of such number of shares of stock on the date of grant of the independent stock appreciation rights. Appreciation distributions payable upon exercise of stock appreciation rights may, at the Gran Tierra Board’s discretion, be made in cash, in shares of stock or a combination thereof.

Adjustment Provisions

Transactions not involving receipt of consideration by Gran Tierra, such as a merger, consolidation, reorganization, stock dividend, or stock split, may change the type(s), class(es) and number of shares of common stock subject to the Incentive Plan and outstanding awards. In that event, the Incentive Plan will be appropriately adjusted as to the type(s), class(es) and the maximum number of shares of common stock subject to the Incentive Plan, and outstanding Awards will be adjusted as to the type(s), class(es), number of shares and price per share of common stock subject to such Awards.

Effect Of Certain Corporate Transactions

In the event of the consummation of (i) the sale or other disposition of all or substantially all of the assets of Gran Tierra, (ii) the sale or other disposition of at least fifty percent of the outstanding securities of Gran Tierra, or (iii) certain specified types of merger, consolidation or similar transactions, or collectively, a corporate transaction, any surviving or acquiring corporation may continue or assume awards outstanding under the Incentive Plan or may substitute similar awards. If any surviving or acquiring corporation does not assume such awards or substitute similar Awards, then with respect to Awards held by participants whose Service with Gran Tierra or an affiliate has not terminated as of the effective time of the corporate transaction, the vesting of such awards (and, if applicable, the time during which such awards may be exercised) will be accelerated in full and the awards will terminate if not exercised (if applicable) at or prior to such effective time.

The Incentive Plan provides, that in the event of certain change of control events, any outstanding stock awards may be subject to additional acceleration of vesting and exercisability upon or after such change of control event, if such acceleration is provided for in the individual award holder’s stock award agreement.

The acceleration of an Award in the event of a corporate transaction or a change in control event may be viewed as an anti-takeover provision, which may have the effect of discouraging a proposal to acquire or otherwise obtain control of Gran Tierra.

Duration, Amendment And Termination

The Gran Tierra Board may suspend or terminate the Incentive Plan without stockholder approval or ratification at any time or from time to time.

The Gran Tierra Board may at any time, or from time to time, amend or revise the Incentive Plan as follows: (a) to make amendments to the Incentive Plan or a Stock Award of a housekeeping or administrative nature; (b) if the common stock is listed on the Toronto Stock Exchange subject to any required approval of the TSX, to change the vesting or termination provisions of a Stock Award or the Incentive Plan; (c) amendments necessary to comply with provisions of applicable law or stock exchange requirements or for grants to qualify for favourable treatment under applicable laws; and (d)  any other amendment, fundamental or otherwise, not requiring stockholder approval under the Code. However, no amendment will be effective unless approved by the stockholders of Gran Tierra within 12 months before or after its adoption by the Gran Tierra Board to the extent such approval is necessary to satisfy the requirements of Section 422 of the Code. The Gran Tierra Board may submit any other amendment to the Incentive Plan for stockholder approval. Pursuant to the amendment to the Incentive Plan, as proposed herein, the Board will no longer have the authority to reduce the exercise price of an option held by a non-insider by amendment to the Incentive Plan or a stock award under the Incentive Plan without the approval of Gran Tierra stockholders.

For so long as Gran Tierra’s stock is listed on the TSX, under the rules and policies of the TSX any amendment to the Incentive Plan is subject to pre-clearance of such amendment by the TSX, and no amendment, suspension or discontinuance of the Incentive Plan may contravene the requirements of the TSX.

U.S. Federal Income Tax Information

Stock Options, Restricted Stock Purchase Awards and Stock Bonuses

Stock options, restricted stock purchase awards and stock bonuses granted under the Incentive Plan generally have the following federal income tax consequences.

There are no tax consequences to the participant or Gran Tierra by reason of the grant. Upon acquisition of the stock, the participant normally will recognize taxable ordinary income equal to the excess, if any, of the stock’s fair market value on the acquisition date over the purchase price. However, to the extent the stock is subject to certain types of vesting restrictions, the taxable event will be delayed until the vesting restrictions lapse unless the participant elects to be taxed on receipt of the stock. With respect to employees, Gran Tierra is generally required to withhold from regular wages or supplemental wage payments an amount based on the ordinary income recognized. Subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of a tax reporting obligation, Gran Tierra will generally be entitled to a business expense deduction equal to the taxable ordinary income realized by the participant.

Upon disposition of the stock, the participant will recognize a capital gain or loss equal to the difference between the selling price and the sum of the amount paid for such stock plus any amount recognized as ordinary income upon acquisition (or vesting) of the stock. Such gain or loss will be long-term or short-term depending on whether the stock was held for more than one year. Slightly different rules may apply to participants who acquire stock subject to certain repurchase options or who are subject to Section 16(b) of the Exchange Act.

Stock Appreciation Rights

No taxable income is realized upon the receipt of a stock appreciation right, but upon exercise of the stock appreciation right the fair market value of the shares (or cash in lieu of shares) received must be treated as compensation taxable as ordinary income to the participant in the year of such exercise. Generally, with respect to employees, Gran Tierra is required to withhold from the payment made on exercise of the stock appreciation right or from regular wages or supplemental wage payments an amount based on the ordinary income recognized. Subject to the requirement of reasonableness, Section 162(m) of the Code and the satisfaction of a reporting obligation, Gran Tierra will be entitled to a business expense deduction equal to the taxable ordinary income recognized by the participant.

Potential Limitation on Company Deductions

Section 162(m) of the Code denies a deduction to any publicly held corporation for compensation paid to certain “covered employees” in a taxable year to the extent that compensation to such covered employee exceeds $1 million. It is possible that compensation attributable to awards, when combined with all other types of compensation received by a covered employee from Gran Tierra, may cause this limitation to be exceeded in any particular year.

Certain kinds of compensation, including qualified “performance-based compensation”, are disregarded for purposes of the deduction limitation. In accordance with Treasury Regulations issued under Section 162(m), compensation attributable to stock options and stock appreciation rights will qualify as performance-based compensation if (i) the award is granted by a compensation committee comprised solely of “outside directors,” (ii) the plan contains a per-employee limitation on the number of shares for which such awards may be granted during a specified period, (iii) the per-employee limitation is approved by the stockholders, and (iv) the exercise price of the award is no less than the fair market value of the stock on the date of grant. Subject to stockholder approval of this Proposal 2, it is intended that all options and stock appreciation rights granted under the Incentive Plan qualify as performance-based compensation that is exempt from the $1 million deduction limitation.

Compensation attributable to all other Awards granted under the Incentive Plan will not qualify as performance-based compensation, and therefore will remain subject to the $1 million deduction limitations imposed by Section 162(m) of the Code.

Stockholder Approval of Stock Plans

        See the information under “Stockholder Approval of Stock Plans” below for additional information on our stock plans.

PROPOSAL 3

RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

The Audit Committee of the Board of Directors has selected Deloitte & Touche LLP as Gran Tierra’s independent registered public accounting firm for the fiscal year ending December 31, 2010 and has further directed that management submit the selection of independent registered public accounting firm for ratification by the stockholders at the annual meeting.  Deloitte & Touche LLP has audited Gran Tierra’s financial statements since its inception in 2005.  Representatives of Deloitte & Touche LLP are expected to be present at the annual meeting.  They will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

Neither Gran Tierra’s Bylaws nor other governing documents or law require stockholder ratification of the selection of Deloitte & Touche LLP as Gran Tierra’s independent registered public accounting firm.  However, the Audit Committee of the Board is submitting the selection of Deloitte & Touche LLP to the stockholders for ratification as a matter of good corporate practice.  If the stockholders fail to ratify the selection, the Audit Committee of the Board will reconsider whether or not to retain that firm.  Even if the selection is ratified, the Audit Committee of the Board in its discretion may direct the appointment of different independent auditors at any time during the year if they determine that such a change would be in the best interests of Gran Tierra and its stockholders.

The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and voting at the annual meeting will be required to ratify the selection of Deloitte & Touche LLP.  Abstentions and broker non-votes are counted towards a quorum, but are not counted for any purpose in determining whether this matter has been approved.

Principal Accountant Fees and Servcies

Set forth below is a summary of fees paid to Deloitte & Touche LLP, our independent registered Chartered Accountants, for services in the fiscal periods ended December 31, 2009 and December 31, 2008.  In determining the independence of Deloitte & Touche LLP, the Audit Committee considered whether the provision of non-audit services is compatible with maintaining Deloitte & Touche LLP’s independence.

	Fiscal Year Ended (in thousands)
	2009	2008
Audit Fees	$833,408	$726,741
Audit-related Fees	45,068	172,331
Tax Fees	5,661	90,201
All Other Fees	86,256	–
Total Fees	$970,393	$989,273

Audit Fees

The total audit fees and reimbursement of expenses paid to Deloitte & Touche LLP were for audits, reviews of the quarterly financial statements, and the preparation of comfort letters and consents.

Audit Related

Audit related fees include miscellaneous advisory services related to the acquisitions and share registration activities of Gran Tierra during the year.

Tax Fees

Tax fees, including reimbursement of expenses, paid to Deloitte & Touche LLP were for the review of our 2007 US, Canadian, Colombian and Argentinean tax returns (prepared by a third party) in 2008, and review of tax planning strategies for 2008.

All Other Fees

Other Fees included a project related to vulnerability assessment of Gran Tierra’ information systems as well as public accounting board information and comments letters.

All fees described above were approved by the Audit Committee.

Pre-Approval Policies and Procedures.

Before Gran Tierra engages an independent registered public accountant to render audit services, any engagement covering audit or non-audit services by the auditors is approved by Gran Tierra’s Audit Committee or the engagement to render services is entered into pursuant to pre-approval policies and procedures established by the Audit Committee.  The pre-approval policy adopted by Gran Tierra’s Audit Committee on March 9, 2006 to permit pre-approval of non-audit services is attached as Schedule A to the charter of the Audit Committee, which was filed as Exhibit 99.1 to Gran Tierra’s Annual Report on Form 10-KSB for 2005.  This policy requires that the Audit Committee consider, prior to pre-approving any non-audit services, multiple factors taken as a whole, including whether the services are prohibited pursuant to SEC rules, whether the auditors are best positioned to provide the services, and the percentage of total services the non-audit services will comprise.  Requests for non-audit services will be made in writing to Gran Tierra’s independent auditor specifying the services requested and the reasons for the request, and the chairperson of the Audit Committee will be copied on the communication.  Gran Tierra’s independent auditor must respond to Gran Tierra’s request with a description of the services, the fees that it will charge, and a request for pre-approval of the services plus pre-approval of 10% over the amount.  The chairperson of the Audit Committee will then make a determination based on all of the relevant factors, and if approved report back to the Audit Committee at the next Audit Committee meeting for ratification.

The Audit Committee has determined that the rendering of the services other than audit services by Deloitte & Touche LLP is compatible with maintaining the principal accountant’s independence.

The Board Of Directors Recommends
A Vote In Favor Of Proposal 3.

SECURITY OWNERSHIP OF
CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding the beneficial ownership of Gran Tierra common stock as of February 15, 2010 by (1) each of its directors and named executive officers and (2) all of Gran Tierra’s executive officers and directors as a group. To Gran Tierra’s knowledge, there is no person who beneficially owns more than 5% of the outstanding shares of its common stock. Unless otherwise indicated in the footnotes to the following table, each person named in the table has sole voting and investment power and that person’s address is 300, 625-11th Avenue, S.W., Calgary, Alberta T2R 0E1, Canada. Shares of common stock subject to options or warrants currently exercisable or exercisable within 60 days following February 15, 2010 are deemed outstanding for computing the share and percentage ownership of the person holding such options and warrants, but are not deemed outstanding for computing the percentage of any other person. All share numbers and ownership percentage calculations below assume that all Exchangeable Shares have been converted on a one-for-one basis into corresponding shares of our common stock.

Name and Address of Beneficial Owner (1)	Amount and Nature of Beneficial Ownership	Percentage of Class
Dana Coffield (2)	2,555,496	1.0%
Martin Eden (3)	364,000	*
Shane O’Leary (4)	176,966	*
Julian Garcia	—	*
Júlio César Moreira (5)	4,000	*
Jeffrey Scott (6)	3,005,526	1.2%
Walter Dawson (7)	3,247,619	1.2%
Verne Johnson (8)	1,679,559	*
Nicholas G. Kirton (9)	171,666	*
Ray Antony (10)	427,536	*
J. Scott Price (11)	6,759,049	2.7%

Directors and officers as a group (total of 12 persons) (12)	20,546,933	8.8%
* Less than 1%
(1)
Beneficial ownership is calculated based on 248,639,134 shares of common stock issued and outstanding as of February 15, 2010, which number includes 12,629,999 shares of common stock issuable upon the exchange of the Exchangeable Shares issued to certain former holders of Gran Tierra Canada’s common stock and 8,642,857 shares of common stock issuable upon the exchange of the Exchangeable Shares issued to certain former holders of Solana’s common stock. Beneficial ownership is determined in accordance with Rule 13d-3 of the Exchange Act. The number of shares beneficially owned by a person includes shares of common stock underlying options or warrants held by that person that are currently exercisable or exercisable within 60 days of February 15, 2010. The shares issuable pursuant to the exercise of those options or warrants are deemed outstanding for computing the percentage ownership of the person holding those options and warrants but are not deemed outstanding for the purposes of computing the percentage ownership of any other person. Unless otherwise indicated, the persons and entities named in the table have sole voting and sole investment power with respect to the shares set forth opposite that person’s name, subject to community property laws, where applicable.

(2)
The number of shares beneficially owned includes options to acquire 720,833 shares of common stock exercisable within 60 days of February 15, 2010, and shares issuable upon exercise of warrants to acquire 48,328 shares of common stock exercisable within 60 days of February 15, 2010. The number of shares beneficially owned also includes 1,689,683 Exchangeable Shares.

(3)
The number of shares beneficially owned includes options to acquire 350,000 shares of common stock exercisable within 60 days of February 15, 2010. The number beneficially owned includes 14,000 shares of common stock directly owned by Mr. Eden’s spouse.

(4)
The number of shares beneficially owned includes options to acquire 166,666 shares of common stock exercisable within 60 days of February 15, 2010.  The number of shares beneficially owned includes 10,300 shares of common stock jointly owned with Mr. O’Leary’s spouse.

(5)	Consists solely of shares held by Saba Investment Holdings Ltd, of which Mr. Moreira is a director.

(6)
The number of shares beneficially owned includes an option to acquire 491,665 shares of common stock exercisable within 60 days of February 15, 2010, and shares issuable upon exercise of warrants to acquire 274,991 shares of common stock exercisable within 60 days of February 15, 2010. The number of shares beneficially owned also includes 1,688,889 Exchangeable Shares.

(7)
The number of shares beneficially owned includes an option to acquire 275,000 shares of common stock exercisable within 60 days of February 15, 2010. The number of shares beneficially owned also includes 825,000 shares of common stock directly owned by Perfco Investments Ltd. (“Perfco”) and 158,730 shares of common stock directly owned by Mr. Dawson’s spouse. The number of shares beneficially owned includes 1,688,889 Exchangeable Shares, of which 1,587,302 are held by Perfco. Mr. Dawson is the sole owner of Perfco and has sole voting and investment power over the shares beneficially owned by Perfco. Mr. Dawson disclaims beneficial ownership over the shares owned by Mr. Dawson’s spouse.

(8)
The number of shares beneficially owned includes an option to acquire 275,000 shares of common stock exercisable within 60 days of February 15, 2010, and shares issuable upon exercise of a warrant to acquire 112,496 shares of common stock exercisable within 60 days of February 15, 2010. The number of shares beneficially owned includes 1,292,063 Exchangeable Shares, of which 396,825 are held by KristErin Resources, Inc. (“KristErin”), a private family-owned business of which Mr. Johnson is the President. Mr. Johnson has sole voting and investment power over the shares held by KristErin.

(9)	The number of shares beneficially owned includes an option to acquire 141,666 shares of common stock exercisable within 60 days of February 15, 2010.

(10)
The number of shares beneficially owned includes an option to acquire 75,000 shares of common stock exercisable within 60 days of February 15, 2010. The number of shares beneficially owned also includes 352,536 Exchangeable Shares, of which 285,840 are held by DCR Investments Inc. (“DCR”). Mr. Antony has sole voting and investment power over the shares held by DCR.

(11)
The number of shares beneficially owned includes an option to acquire 75,000 shares of common stock exercisable within 60 days of February 15, 2010, and shares issuable upon exercise of warrants to acquire 3,572,969 shares of common stock exercisable within 60 days of February 15, 2010. Mr. Price exercised and sold all of the shares subject to the warrants in early March 2010.  The number of shares beneficially owned also includes 3,111,080 Exchangeable Shares.

(12)
The number of shares beneficially owned includes options to acquire 2,916,663 shares of common stock exercisable within 60 days of February 15, 2010, and warrants to acquire 4,048,784 shares of common stock exercisable within 60 days of February 15, 2010. The number of shares beneficially owned also includes 11,512,823 Exchangeable Shares.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires Gran Tierra’s directors and executive officers, and persons who own more than ten percent of a registered class of Gran Tierra’s equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of common stock and other equity securities of Gran Tierra.  Officers, directors and greater than ten percent stockholders are required by SEC regulation to furnish Gran Tierra with copies of all Section 16(a) forms they file.

To Gran Tierra’s knowledge, based solely on a review of the copies of such reports furnished to Gran Tierra and written representations that no other reports were required, during the fiscal year ended December 31, 2009, all Section 16(a) filing requirements applicable to its officers, directors and greater than ten percent beneficial owners were complied with.

EXECUTIVE COMPENSATION AND RELATED INFORMATION

All dollar amounts discussed below are in U.S. dollars. To the extent that contractual amounts are in Canadian dollars, they have been converted into U.S. dollars for the purposes of the discussion below.  For a discussion of 2009 bonus amounts, the conversion rate at December 31, 2009 of one Canadian dollar to US $0.9555 is used.  For discussion of 2009 salary and 2008 bonus amounts, the conversion rate at December 31, 2008 of one Canadian dollar to US $0.8661 is used. For discussion of 2008 salary and 2007 bonus amounts, the conversion rate at December 31, 2007 of one Canadian dollar to US $0.9881 is used.

Compensation Discussion and Analysis

Executive Summary

Gran Tierra has designed its executive compensation program to motivate and reward our executives for company performance and to attract and retain talented executives.  Gran Tierra’s compensation program consists of three basic elements—base salary, cash bonus and equity incentives.  We focus on providing a majority of our total compensation for the executive officers listed in the Summary Compensation Table below, which we refer to as the “named executive officers”, linked to both the company’s performance and to individual performance through performance-based cash awards, and equity awards which are only valuable if the company’s stock price increases.  This focus is not entirely reflected in the summary compensation table for 2009 because the timing of granting annual equity incentives was changed from the end of the year to the beginning of the following year.  As a result, annual equity incentives were granted in December 2008, and then again on March 3, 2010, and so no annual equity incentives were granted in 2009.  We believe our focus on providing a majority of our total compensation for the named executive officers linked to both the company’s performance and to individual performance provides our executives an opportunity to earn above average compensation if Gran Tierra delivers superior results.

We link a portion of our executives’ cash compensation to the company’s performance as measured by achievement of budget targets for items such as production, reserves, capital expenditures, revenues and operating costs, as well as other factors such as liquidity, share price performance given overall market conditions, and other objectives specific to the company’s situation at the time.  In addition, we provide long-term incentives to our executives and employees in the form of stock options.  Options generally vest over three years, linking executives’ rewards directly to their ability to create value for our shareholders and providing an incentive for our executives to remain with Gran Tierra over the long term.

The price of oil directly impacts the performance of Gran Tierra.  In 2009, we have seen fluctuations in the price of West Texas Intermediate Crude oil (the reference price for most of our contracts) of $33.98 to $81.04.  However, due to past financing activities and strong positive cash flow, Gran Tierra is in a very strong position from a liquidity standpoint.  We have no debt and have the resources with current cash balances and our project cash flows for 2010 to complete our budgeted capital program and remain debt free.

Compensation Objectives

The overall objectives of Gran Tierra’s compensation program are to attract, retain and motivate key executives who are the best suited to make Gran Tierra successful and to reward individual performance to focus Gran Tierra’s executives on accomplishing Gran Tierra’s goals.

Compensation Process

The Compensation Committee of the Gran Tierra Board recommends amounts of compensation for Gran Tierra’s Chief Executive Officer for approval by the Gran Tierra Board. The Chief Executive Officer recommends amounts of compensation for Gran Tierra’s other executive officers to the Compensation Committee, which considers these recommendations in connection with the goals and criteria discussed below. The Compensation Committee then makes its determination, taking the Chief Executive Officer’s recommendations into account, and makes its recommendations to the Gran Tierra Board for approval.

In 2009/2010 Gran Tierra changed the timing its compensation cycle.  Previously Gran Tierra’s practice was to consider compensation annually (at year-end), including the award of equity based compensation. In order to allow time for a more deliberate and objective process, Gran Tierra now makes its compensation decisions for the coming year, and reviews performance for the prior year, in the first quarter.  Annual bonuses in respect of 2009 performance, as well as equity incentive awards and salary increases for 2010, were approved in February 2010.  Bonuses in respect of 2009 performance were paid in February 2010 and equity incentives were issued on March 3, 2010.

Compensation Consultants

The Compensation Committee relies upon external advisors and third-party compensation surveys as well as the knowledge and experience of committee members and other members of the Board to set appropriate levels of salary and other compensation.

In 2009, the Compensation Committee retained the services of Lane Caputo Compensation Inc. to develop a more relevant group of peers against which the Compensation Committee can benchmark executive compensation.  The compensation practices of this peer group, along with data from the 2009 Mercer Total Compensation Survey for the Petroleum Industry (“2009 Survey”), for which a peer group was also developed by Lane Caputo in order to extract comparative information, provided the Compensation Committee with relevant and supportable market compensation data to both retrospectively evaluate the company’s 2009 executive compensation and make recommendations to the Board on the structure of the 2010 executive compensation arrangements. Services performed by Lane Caputo Compensation are pre-approved by the Compensation Committee and any additional work to be performed, including at the request of management, must be pre-approved by the Chair of the Compensation Committee. The retention of independent compensation advisors to the company are to be assessed on an annual basis.

Third Party Source Used

To assist in establishing 2009 salary and target compensation, a group of 33 companies from the “2008 Mercer Total Compensation Survey for the Petroleum Industry” was recommended by management and approved by the Compensation Committee for use for comparative purposes.  This survey covers oil and gas companies located in Canada, and presents compensation components and statistical ranges by position description for peer groupings within the industry. The survey is published annually and is widely recognized as a leading survey for the energy industry in Canada to provide information for salaries and bonuses. The 33 companies selected from the 2008 survey were: ARC Resources Ltd., Anderson Energy Ltd., Baytex Energy Trust, Bonavista Energy Trust, Breaker Energy Ltd., Compton Petroleum Corporation, Connacher Oil and Gas Limited, Crescent Point Energy Trust, Crew Energy, Daylight Resources Trust, Enerplus Resources Fund, Fairborne Energy Ltd., First Calgary Petroleums Ltd., Harvest Energy Trust, Highpine Oil & Gas Limited, Iteration Energy Ltd., NuVista Energy Ltd., Paramount Energy Trust, Paramount Resources, Pengrowth Corporation, Penn West Energy Trust, PetroKazakhstan Inc., Petrobank Energy and Resources Ltd., Progress Energy Trust, ProspEx Resources Ltd., Rock Energy Inc., Sherritt International, TriStar Oil & Gas Ltd., Trilogy Energy Trust, True Energy Trust, Vermilion Energy Trust, WesternZagros Resources Ltd., and Zargon Energy Trust.

To assist in establishing 2009 bonuses and 2010 compensation structure, Lane Caputo Compensation Inc. developed a more relevant group of industry peers (the “Custom Peer Group”) against which to benchmark executive compensation.  The Custom Peer Group included Canadian- (mostly) and U.S.-headquartered peers with predominantly international operations and of a similar size to the company based on market capitalization, annual revenues and average daily production volumes. The 18 companies in this Custom Peer Group were: Addax Petroleum Corp., Antrim Energy Inc., Bankers Petroleum Ltd., BPZ Resources Inc., Calvalley Petroleum Ltd., Cirrus Energy Corp., Niko Resources Ltd., Pacific Rubiales Energy Corp., Pan Orient Energy Corp., Petro Andina Resources Inc., Petrolifera Petroleum Ltd., Petrominerales Ltd., TransAtlantic Petroleum Corp., TransGlobe Energy Corp., Verenex Energy Inc., Vermilion Energy Trust, WesternZagros Resources Ltd. and Winstar Resources Ltd. Compensation data for these peers was provided from Lane Caputo’s database and/or the information circulars of the peer companies.

To ensure the Compensation Committee also considered local market factors impacting executive compensation, an additional group of 19 companies from the 2009 Survey was developed (the “Mercer Peer Group”) on the basis of similar characteristics to the company, including market capitalization, annual revenues and average daily production volumes. The Mercer Peer Group was recommended by Lane Caputo and approved by the Compensation Committee and was used in conjunction with the Custom Peer Group.  The 19 companies in the Mercer Peer Group were: Advantage Oil & Gas Ltd., Baytex Energy Trust, Birchcliff Energy Ltd., Bonavista Energy Trust, Breaker Energy Ltd., Crew Energy, Daylight Resources Trust, Fairborne Energy Ltd., Harvest Energy Trust, NuVista Energy Ltd., Paramount Resources, Petro Andina Resources Inc., Progress Energy Trust, Provident Energy Trust., Storm Exploration Inc., Trilogy Energy Trust, Vermilion Energy Trust, WesternZagros Resources Ltd., and Zargon Energy Trust.

While our Compensation Committee believes that compensation survey data are useful guides for comparative purposes, we believe that a successful compensation program also requires that the Compensation Committee apply its own judgment and subjective determination of individual performance by our executives.  Therefore, the Compensation Committee applies its judgment in reconciling the program’s objectives with the realities of rewarding excellent performance and retaining valued employees.

Elements of Compensation

The Compensation Committee, which consists of four non-executive directors, has determined that Gran Tierra shall have three basic elements of compensation — base salary (including benefits), cash bonus and equity incentives. Each component has a different purpose.

The Compensation Committee believes that base salaries at this stage in Gran Tierra’s growth and especially within the international exploration and production sector, must be competitive to retain executives. The Compensation Committee believes that principal performance incentives should be in the form of long-term equity incentives given the longer-term nature of Gran Tierra’s business plan. Long-term incentives to date have been in the form of stock options but Gran Tierra’s equity plan also provides for other equity incentive forms, such as restricted stock and stock bonuses, which the Compensation Committee is not considering at this time. Short-term cash bonuses are a common element of compensation in Gran Tierra’s industry and among Gran Tierra’s peers to which Gran Tierra must pay attention.  The Compensation Committee ultimately considers the split between the three forms of compensation relative to Gran Tierra’s peers for each position, relative to the contributions of each executive, and the operational and financial achievements of Gran Tierra. This exercise has been based on the evaluation of the achievement of goals set by the Chief Executive Officer at the beginning of the year and consensus among the members of the Compensation Committee, all of whom have significant experience in the oil and gas exploration business.

Salary

The Compensation Committee determined 2009 base salaries based upon its review of the 2008 Survey and, based on the very competitive nature of the international exploration and production sector and corresponding shortage of experienced senior talent, determined that a target of between the 50-75th percentile of the survey data as being appropriate to retain the services of Gran Tierra’s executives, the exact amount determined by the Compensation Committee’s subjective assessment of the appropriate salary for each executive given their performance and roles within Gran Tierra.

The Compensation Committee recommended to the Gran Tierra Board, and the Gran Tierra Board approved, the following annual salaries for 2009 as follows:

Mr. Coffield — $286,642
Mr. O’Leary – $267,532
Mr. Eden — $239,824
Mr. Garcia - $293,509
Mr. Moreira - $260,933

Mr. Coffield’s and Mr. O’Leary’s salaries were slighty below the 50th percentile of the 2008 survey.  Mr. Eden’s salary was close to the 75th percentile of the 2008 survey.  Mr. Coffield and Mr. O’Learys’ salaries were below the target range due to various factors, including the level of compensation previously paid to Mr. Coffield,and Gran Tierra’s position relative to it’s peers.  Mr. Eden’s salary was close to the top of the target range, reflecting the complexity of Gran Tierra’s regulatory environment related to being listed in the United States and Canada, tax position based on international complexity and other factors effecting financial performance.  Salaries for Mr. Garcia and Mr. Moreira were determined primarily based on arms-length negotiations, and information on the compensation received by each at their previous employer.

Bonus

For 2009 performance bonuses, the Compensation Committee had, until late in 2009, been using the same methodology of targeting bonus between the 50th – 75th percentiles of the Mercer survey for the appropriate year.  In late 2009, the Compensation Committee received the recommendations of Lane Caputo Compensation Inc. with respect to the go-forward bonus structure for 2010.  As, in the opinion of the Compensation Committee, the new structure and the data upon which the new structure was based was more relevant and rigorous than the existing methodology, the Committee made the decision to adopt the 2010 bonus structure for the purposes of calculating the 2009 performance bonus (see below).

For 2010, the Compensation Committee altered their compensation philosophy such that, rather than targeting salary and bonus levels independently and risk having aggregate compensation be different than what was intended using an element by element approach, total cash compensation (salary + bonus) would be targeted at the 75th percentile of the Custom Peer Group for target levels of performance. The 75th percentile was chosen to reflect the quality of talent that Gran Tierra wishes to retain in order to complete our plans for growth in the near term.  Based on the previously-determined salaries, target bonus levels were established for each executive in early 2010 for 2010 performance (also retroactively applied to 2009 bonus calculations).  The data from the Mercer Peer Group was used as a secondary check for reasonableness of the final numbers. Targets are expressed as a percentage of base salary, as follows:

Mr Coffield	80%
Mr. O’Leary	70%
Mr. Eden	70%
Mr. Garcia	60%
Mr. Moreira	60%

Bonuses for 2010 will be based on corporate, business unit and personal performance as to the following weightings:

	Corporate Performance	Business Unit Performance	Personal Performance
Mr Coffield	100%	0%	0%
Mr. O’Leary	70%	0%	30%
Mr. Eden	70%	0%	30%
Mr. Garcia	30%	40%	30%
Mr. Moreira	30%	40%	30%

For 2009, the Compensation Committee determined bonuses for Gran Tierra’s executives based on a subjective assessment of corporate, business unit and personal performance in 2009, in addition to consideration of Gran Tierra’s overall operational and financial results.

The Compensation Committee, using its subjective judgment of the performance of the company in 2009 measured against the performance goals set forth for the Chief Executive Officer and the company, determined a score of 75% as the performance score of the Chief Executive Officer and the company for 2009.  For corporate executives other than the Chief Executive Officer, the corporate performance score applied to 70% of their target bonus, and the remaining 30% of target bonus was determined based upon individual performance as measured against the specific executive’s individual performance objectives. For business unit executives, the corporate performance score applied to 30% of their target bonus, 40% of target bonus was determined based upon business unit performance and the remaining 30% of target bonus was determined based upon individual performance.

Individual objectives defined for 2009 were as follows:

Chief Executive Officer - The principal objectives in 2009 for Gran Tierra’s Chief Executive Officer and President, and therefore the company, which were recommended by the Compensation Committee and approved by the Gran Tierra Board in February, 2009, were as follows:

•	Corporate Strategy (10%)
o	Develop 5-Year Strategic Plan.
o
Identify and capture material new asset base, representing 30-70% of Gran Tierra Energy today (measured in net-asset value, reserves, and/or production) with identifiable near-term (2 year) reserve and production growth potential of at least 10%/year near-term to establish second core asset outside the Putumayo Basin, and to support 5-Year Plan.

o	Rationalize assets within existing portfolio that do not have potential to contribute material growth to Gran Tierra Energy.
•	2009 Budget (10%)
o	Complete capital expenditure program within 10% (+/-) of approved capital budget.
o	Drill 8 exploration wells in Colombia and add 10 million barrels of oil (MMBO) of working-interest 3P reserves at year-end; subject to appropriate rationalization.
o	Drill 5 development wells in Colombia (4 in Costayaco and 1 in Juanambu; plus one water injector), execute associated field workover and maintenance programs.
•	Reserves (15%)
o	Exit 2009 with 49 million barrels of oil of net after royalty 3P reserves; excluding merger and acquisition additions or rationalizations.
•	Production (15%)
o	Establish 15,000 barrels of oil per day (BOPD) net after royalty production in 1Q09 and maintain through 2Q09.
o	Establish 20,000 BOPD net after royalty production in 3Q09 and maintain through 4Q09.
•	Finding and development costs (5%)
o	Attain Finding cost of $3.44/barrel of oil (BO) (sum of net 2009 seismic and drilling divided by 3P exploration reserve additions) following farmouts and rationalizations.
o	Achieve company F&D of US$9.17/barrel of oil equivalent (boe) on a 2P basis based on capital plus changes in future capital (US$7.53/boe on a 2P basis for Colombia alone).
•	General & Administrative expenses (G&A)and Operating expenses (Opex) (5%)
o	Attain average cash Opex of $7.55/BO.
o	Attain average cash G&A of $3.57/BO.
•	Environmental, Health, Safety and Security (5%)
o	Ensure appropriate Environmental, Health, Safety and Security programs are maintained to meet or exceed relevant industry standards. Target zero Lost Time Incidents amongst employees.
•	Community Relations (4%)
o	Ensure effective community relations programs are designed, implemented and monitored in all of Gran Tierra Energy’s operating environments.
•	Regulatory Compliance (10%)
o	Ensure all regulatory compliance with SEC, NYSE, TSX and Sarbanes-Oxley requirements are maintained.
o	Ensure all contractual obligations with host governments and agencies, partners and contractors are maintained in all jurisdictions where Gran Tierra Energy operates.

•	Financial Management and Reporting (4%)
o	Ensure Solana Resources Ltd. and Gran Tierra finance and accounting integration is effectively completed in 1H09.
o	Ensure financial reporting systems are maintained.
o	Ensure budgeting and forecasting systems are maintained.
o	Ensure new tax planning is effectively implemented and maintained.
•	Information Technology (4%)
o	Ensure IT systems are effectively delivered to support growing Corporate and Business Unit operational and financial demands.
•	Investor Relations (5%)
o	Maintain active investor relations program targeting existing and potential new investors (press releases, road shows, analysts’ coverage and website).
•	Risk Management (4%)
o	Ensure Risk Management system is maintained, and risk mitigation programs are established, implemented and managed
•	Human Resources (4%)
o	Ensure Human Resource staffing, procedures and policies are consistent with the needs to meet the 2009 Budget and commitments, and future growth of the company.

Chief Financial Officer - The principal objectives in 2009 for Gran Tierra’s Chief Financial Officer were as follows:

	Overall Objectives	Detailed Objectives
1	Ensure compliance with shareholder and regulatory reporting requirements in US and Canada
-         Ensure that all requirements are met for US filings (Form 10-K, Form 10-Q, Form 8-K, registration statements, proxy statements) and other disclosures
-         Ensure all requirements are met for Canadian filings (annual, quarterly and other reports)
-         Ensure all insider reporting requirements are maintained
-         Monitor changes and compliance with US GAAP/Canadian reporting requirements/International Financial Reporting Standards

2	Ensure compliance with Sarbanes Oxley requirements, including implementation of corporate governance, internal controls and financial disclosure controls
-         Finalize 2008 financial reports (Form 10-K) with no material weaknesses
-         Resolve and remove the 2007 material weakness resulting from the restatement of cash flows and resolve the significant deficiencies relating to calculation of depletion
-         Further develop SOX maintenance program for 2009 and future periods with emphasis on integrating SOX procedures into regular procedures and controls
-         Continue to develop and improve corporate governance, internal controls and financial disclosure controls

3	Maintain, develop and enhance management and financial reporting systems
-         Further develop monthly financial reporting package and generate monthly management reports from the IDEAS system
-         Develop monthly reporting template for senior management meetings
-         Establish monthly Board report including operating and financial statistics
-         Develop and improve the IDEAS financial reporting system
-         Continue to hold monthly financial meetings to review monthly financial results and monitor performance against budget
-         Monitor overhead and other costs and improve and maintain cost controls
-         Develop and maintain contract management and procurement procedures and systems
-         Further develop Crosby reporting procedures

4	Develop and enhance budgeting and forecasting systems
-         Record budget numbers in financial reporting system
-         Further develop quarterly outlooks, budget updates
-         Continue to work with Business Development Manager to prepare annual budget on a timely basis

5	Tax planning strategies
-         Continue to work with tax advisers to optimize the company’s taxable position
-         Develop procedures to manage the new GTE Cayman Islands structure for US tax purposes
-         Develop procedures to ensure compliance with Canadian mind and management considerations for Solana Cayman Islands subsidiaries
-         Ensure compliance with all income and other tax requirements in jurisdictions where company operates

6	Treasury
-         Monitor the company’s cash position and ensure cash management procedures are in place
-         Develop cash forecasting systems and procedures
-         Continue to focus on maintaining a strong cash and working capital position
-         Continue to monitor and maintain insurance policies

7	Corporate Secretary
-         Liaise with Transfer Agent and legal counsel to ensure all share and warrant related activities are maintained
-         Ensure all minute books and related records are maintained and up to date for GTE and its subsidiaries
-         Organize Annual and other shareholder meetings
-         Work with legal counsel on preparing proxy statements and other shareholder communications
-         Participate in Board and Committee Meetings and work with external counsel and other advisors to provide guidance to the Board on regulatory requirements and other issues

8	Assist President and CEO and new COO in developing corporate strategy and long-term plan
-         Assist President and new COO in formalizing the company’s corporate strategy
-         Assist in developing 3-5 year Plan
-         Assist in identifying and developing new business opportunities to maintain the company’s growth
-         Assist in implementation of takeover defense strategies
-         Develop and maintain risk management strategy

9	Secure additional sources of financing as required
-         Monitor the company’s requirements for additional financing
-         Continually review potential sources of financing  - debt/equity/other
-         Monitor and review status of equity markets
-         Work with Standard Bank and BNP to increase credit facility

10	Assist President and CEO in developing and implementing an investor relations strategy
-         Continue to monitor performance of investor relations consultants and make changes and additions where necessary
-         Provide support to President in investor presentations where requested
-         Work with President to continue improve website, investor presentations and other investor communications

11	Assist President and CEO in developing administration and human resources function
-         Continue to implement administration and human resources procedures and policies in accordance with SOX and company requirements
-         Assist Business Units in developing HR procedures, systems and strategies
-         Develop compensation strategy and performance measurement procedures

12	Develop IT systems
-         Develop and maintain IT strategic plan and specific project requirements
-         Maintain SOX IT requirements and IT controls
-         Continue to review, assess and develop IT systems for Corporate and Business Units

13	Solana Integration	- Assist in completing the integration of Solana for finance, legal, HR, administration and IT activities

Chief Operating Officer - The principal objectives in 2009 for the Chief Operating Officer were as follows

•	Establish 15MB/D net after royalty production in 2Q2009 and maintain through 4Q09
•
Identify and capture material new asset base representing at least 30% of GTE today with identifiable near term reserve and production growth potential of at least 10%/year near term to establish second core asset outside the Putumayo basin

•	Lost time incident ratio (percentage of lost time incidents per 200,000 person hours) of less than 0.90
•	Exit 2009 with 49 MMBO of net alter royalty 3P reserves, excluding merger and acquisition additions or rationalizations
•	Develop 5-year Strategic Plan
•	Work with team and Colombia Business Unit to come up with optimum production profile target for Putumayo
•	Establish industry safety targets for Business Units
•	Evaluate at least 5 new venture opportunities
•	Work with CEO to ensure staffing is consistent with needs to meet the 2009 budget
•	Obtain Board Approval For a New Country Entry and establish a presence by year end.

President, Gran Tierra Energy Brazil and the President, Gran Tierra Colombia - The principal objectives for the President, Gran Tierra Energy Colombia and the President, Gran Tierra Brazil for 2009 were defined in context of the 2009 Budget, which defines a work program, capital expenditure budget and operating results for the year. No personal objectives were defined and the personal performance score for each was assessed subjectively by the CEO and recommended to the Compensation Committee, which approved the performance scored.

Equity Incentives

As described above, Gran Tierra recently changed the timing its compensation cycle.  Previously Gran Tierra’s practice was to consider compensation annually (at year-end), including the award of equity based compensation grants at the end of the year.  Gran Tierra is now establishing compensation early in the following year.  As a result, Gran Tierra made equity incentive grants in late 2008, and then again in March 2010, and did not grant equity award grants in 2009 other than new hire grants.

On March 2, 2009, Mr. O’Leary was granted options to purchase 500,000 shares of Gran Tierra’s common stock , and on December 1, 2009 Mr. Garcia was granted options to purchase 300,000 shares of Gran Tierra’s common stock.  Each of these grants were made in conjunction with the commencement of employment of the executive at Gran Tierra. The exercise price per share of the options was the fair market value of Gran Tierra’s common stock on the date of grant.  The Compensation Committee considered both Mr. O’Leary’s and Mr. Garcia’s experience, job responsibilities and internal equity within the relevant executive teams, in determining the level of these grants and negotiated these grants with each person as part of their initial compensation package.

In February 2010, the Compensation Committee considered elements of individual, business unit and corporate performance, as well as hire dates and the number of options granted upon hire, in determining grant levels and granted options under the terms of Gran Tierra’s 2009 Equity Incentive Plan to each of Gran Tierra’s executive officers as follows:  Mr. Coffield, 200,000 shares; Mr. Eden, 125,000 shares; Mr. O’Leary, 125,000 shares; and Julio Cesar Moreira, 50,000 shares. Mr. Garcia was not awarded any additional options apart from his commencement options granted on December 1, 2009. The levels of these awards were based on recommendations from Lane Caputo Compensation Inc., taking into account: Gran Tierra’s desired competitive positioning, as stated in the company’s compensation philosophy; the fair value of awards at time of grant versus the Custom Peer Group; the absolute number of awards versus the Custom Peer Group; and each award as a percentage of total shares outstanding versus the Custom Peer Group, with each element targeting the 65th percentile of the Custom Peer Group.

Termination and Change in Control Provisions

Gran Tierra’s employment agreements with Gran Tierra’s executive officers contain termination and change in control provisions. These provisions provide that Gran Tierra’s executive officers will receive severance payments in the event that their employment is terminated other than for “cause” or if they terminate their employment with us for “good reason”, as discussed in “Agreements with Executive Officers” below. The termination and change-in control provisions are industry standard clauses at the time that they entered into the employment agreements with us.

Benefits

The employment agreements entered into with Messrs. Coffield, Eden, O’Leary, Moreira, and Garcia have virtually identical terms, which allows for full participation in all rights and benefits under any life insurance, disability, medical, dental, health and accident plans maintained by Gran Tierra for its employees and executives. In addition, these Executives will be paid their base salary in the event they become disabled, until such time as the Executive begins to receive long-term disability insurance benefits.  These are standard basic benefits in the industry.

Compensation Committee Report

The Compensation Committee has reviewed and discussed with management the Compensation Discussion and Analysis contained in this Proxy Statement. Based on this review and discussion, the Compensation Committee has recommended to the Gran Tierra Board that the Compensation Discussion and Analysis be included in this Joint Proxy Statement.

Verne Johnson
Walter Dawson
J. Scott Price
Ray Antony

Compensation Policies and Practices as They Relate to Risk Management

Management of Gran Tierra analyzed Gran Tierra's compensation policies and practices as they relate to risk management, and made a presentation to the Compensation Committee and the Board.  The Compensation Committee and the Board then reviewed Gran Tierra’s compensation policies and practices as they relate to risk management practices and risk-taking incentives.  In the course of this review the Compensation Committee and the Board noted that the fixed (or salary) portion of compensation is designed to provide a steady income regardless of Gran Tierra’s stock price performance so that executives do not feel pressured to focus exclusively on stock price performance to the detriment of other important business metrics.  The variable (cash bonus and equity) portions of compensation are designed to reward both short term and long term corporate performance.  For short-term performance, Gran Tierra’s cash bonus is awarded based on a formula using the achievement of a combination of corporate goals, personal goals and business goals (if applicable) except in the case of the Chief Executive Officer who was evaluated in 2009 on the basis of the achievement of corporate goals only.  For long-term performance, the stock option awards cliff vest annually over three years and are only valuable if Gran Tierra’s stock price increases over time.  These variable elements of compensation are a sufficient percentage of overall compensation to motivate executives to produce superior short-and long-term corporate results, while the fixed element is also sufficiently high that the executives are not encouraged to take unnecessary or excessive risks in doing so.  Finally:

•	significant weighting towards long-term incentive compensation discourages short-term risk taking;

•	goals are appropriately set to avoid targets that, if not achieved, result in a large percentage loss of compensation;

•	incentive awards are decided by the Compensation Committee and recommended to the Board of Directors for approval; and

•
as an oil and gas exploration company, Gran Tierra does not face the same level of risks associated with compensation for employees at financial services (traders and instruments with a high degree of risk) or technology companies (rapidly changing markets).

Based on the above, the Compensation Committee concurred with the assessment by management and concluded that the risks arising from Gran Tierra's compensation policies and practices for its employees are not reasonably likely to have a material adverse effect on Gran Tierra.

Executive Compensation

Summary Compensation Table

All dollar amounts set forth in the following tables reflecting executive officer and director compensation are in U.S. dollars.

The following table shows for the fiscal years ended December 31, 2009, 2008 and 2007, compensation awarded to or paid to, or earned by, Gran Tierra’s Chief Executive Officer, Chief Financial Officer and Gran Tierra’s three other most highly compensated executive officers at December 31, 2009 which we refer to collectively as Gran Tierra’s “named executive officers”:

Summary Compensation Table

Name and principal position	Year	Salary ($)(1)	Bonus ($)	Option Awards ($) (2)(3)	All Other Compensation ($)(4)		Total ($)

Dana Coffield President and Chief Executive Officer	2009	$286,642	$171,234	$0		$2,326	$460,202
	2008	$216,399	$285,810	$912,342	$		$1,414,551
	2007	$214,525	$148,215	$307,569	$		$670,309

Martin Eden Vice President, Finance and Chief Financial Officer	2009	$239,824	$136,389	$0		$2,326	$378,539
	2008	$192,922	$163,320	$608,228	$		$964,470
	2007	$193,073	$74,108	$303,319	$		$570,500

Shane O’Leary	2009	$222,944	$147,131	$716,563		$1,733	$1,088371

Julian Garcia, President, Gran Tierra Colombia	2009	$19,959	$0	$1,048,404	$		$1,068,363

Julio Moreira, President, Gran Tierra Brasil Ltda.	2009	$87,069	$45,661	$356,190		$65,857	$554,777

(1)
Dana Coffield, Martin Eden and Shane O’Leary salaries and bonus are paid in Canadian dollars and converted into U.S. dollars for the purposes of the above table.  The exchange rate for 2007 information is the December 31, 2007 exchange rate of one Canadian dollar to US $0.9881; the exchange rate for 2008 information is the December 31, 2008 exchange rate of one Canadian dollar to US $0.8661; and the exchange rate for 2008 information is the December 31, 2009 exchange rate of one Canadian dollar to 0.9555. Julio Moreira’s salary and bonus is paid in Brazilian Reals and is converted into U.S. dollars for the purposes of the above table at the December 31, 2009 exchange rate of one Brazilian Real to US $0.5746.

(2)	Granted under terms of Gran Tierra’s 2005 and 2007 Equity Incentive Plans.

(3)
Assumptions made in the valuation of stock options granted are discussed in Note 6 to Gran Tierra’s 2008 Consolidated Financial Statements. Reflects the aggregate grant date fair value computed in accordance with FASB ASC Topic 718.

(4)
Includes life insurance premiums paid by the Company on behalf of Dana Coffield, Martin Eden, Shane O’Leary and Julio Moreira.  Includes $8,551 paid by the Company on behalf of Julio Moreira for a health plan and  $56,280  for a golf club membership.

Grants of Plan-Based Awards

The following table shows for the fiscal year ended December 31, 2009, certain information regarding grants of plan-based awards to Gran Tierra’s named executive officers:

Grants of Plan-Based Awards

Name	Grant Date	Date of Corporate Approval(2)	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards ($)(1)
Mr. O’Leary	03/04/2009	01/25/2009	500,000	$2.37	$716,563
Mr. Moreira	09/08/2009	06/03/2009	150,000	$3.95	$356,190
Mr. Garcia	12/01/2009	10/23/2009	300,000	$5.99	$1,048,404

(1)
Represents the grant date fair value of such option award as determined in accordance with SFAS 123R. These amounts have been calculated in accordance with FASB ASC Topic 718 using the Black Scholes valuation model.

(2)	Represents the date, if such date is different than the grant date, that the Compensation Committee took the action to grant the option on the grant date.

Agreements with Executive Officers

The employment agreements entered into with Messrs. Coffield, Eden, O’Leary, Moreira, and Garcia have virtually identical terms except for:

•	the position held by each such person;

•
limitations on business class travel (Messrs. Moreira and Garcia may only travel business class for international flights and coach class for domestic travel whereas Messrs. Coffield, O’Leary and Eden may travel business class for most flights);

•
Mr. Moreira receives a Private Retirement Savings Allowance (“allowance”) of 8% of his Base Salary, paid on a monthly basis by Gran Tierra.  The allowance vests one-third per year following deposit on a rolling basis.

•	Mr. Moreira and Mr. Garcia also receive golf club memberships, a company car and driver and, in the case of Mr. Garcia, a second car allowance.

The employment agreements provide that the respective executive will:

•	receive a base salary, as determined by the Gran Tierra Board;

•	be eligible to receive an annual bonus, as determined by the Board; and

•	be eligible to participate in the stock option plans of Gran Tierra.

The bonuses are to be paid within 60 days of the end of the preceding year based on the executive performance.

The employment agreements do not have terms of specified duration. The employment agreements provide for severance payments to each executive, in the event the executive is terminated without cause or the executive terminates the agreement for good reason, in the amount of two times total compensation for the prior year (in the case of Mr. Coffield ) or in the amount of one times total compensation for the prior year (in the case of Messrs. Eden, Garcia and Moreira) or an amount equal to 18 months of prior period compensation for Mr. O’Leary.

With respect to the employment agreement with all of the executive officers other than Mr. Moreira, the definitions of “cause,” “good reason” and “change in control” are set forth below.  Mr. Moreira’s employment agreement contains definitions of these terms that are similar but not entirely consistent with these definitions.

“Cause" is defined as any of the following:  (i) conviction of, or plea of nolo contendere to, a felony; (ii) participation in a fraud against the company; (iii) participation in an act of dishonesty against the company intended to result in the executive’s personal enrichment; (iv) willful material breach of the company's written policies;(v) intentional significant damage to the company's property by the executive; (vi) material breach of the employment agreement; or (vii) conduct by the executive that, in the good faith and reasonable determination of the Board, demonstrates gross unfitness to serve provided that in such event, the company shall provide notice to the executive describing the nature of the gross unfitness and the executive shall thereafter have ten (10) days to cure such gross unfitness if such gross unfitness is capable of being cured.

“Good reason” includes (i) an adverse change in the executive’s position, title, duties or responsibilities, or any failure to re-elect him to such position (except for termination for “cause”), (ii) a reduction in the executive’s base salary unless all other executive officers are similarly reduced, or a change in the basis upon which the executive’s annual compensation is paid or determined except that annual performance bonuses are discretionary and shall not be considered adverse under the agreement if a performance bonus is reduced from a prior year or not paid, (iii) a change in control, or (iv) any breach by the employer of any material provision of the employment agreement.

A “Change in Control” is defined as (i) a dissolution, liquidation or sale of all or substantially all of the assets of Gran Tierra; (ii) a merger or consolidation in which Gran Tierra is not the surviving corporation; (iii) a reverse merger in which Gran Tierra is the surviving corporation but the shares of Gran Tierra’s common stock outstanding immediately preceding the merger are converted by virtue of the merger into other property, whether in the form of securities, cash or otherwise; or (iv) the acquisition by any person, entity or group within the meaning of Section 13(d) or 14(d) of the Securities Exchange Act (excluding any employee benefit plan, or related trust, sponsored or maintained by Gran Tierra or any affiliate of Gran Tierra) of the beneficial ownership (within the meaning of Rule 13d-3 of the Exchange Act) of securities of Gran Tierra representing at least fifty percent (50%) of the combined voting power entitled to vote in the election of directors.

All agreements include standard insurance, non-competition and confidentiality provisions.

Outstanding Equity Awards at Fiscal Year-End

The following table shows for the fiscal year ended December 31, 2009, certain information regarding outstanding equity awards at fiscal year end for the Gran Tierra named executive officers.

Name	Number of Securities Underlying Unexercised Options (#) Exercisable		Number of Securities Underlying Unexercised Options (#) Unexercisable		Option Exercise Price ($)	Option Expiration Date

Dana Coffield	162,500	(1)			$0.80	11/10/2015
	200,000	(2)			$1.27	11/8/2016
	158,333	(3)	79,167	(4)	$2.14	12/17/2017
	200,000	(8)	400,000	(7)	$2.51	12/15/2018

Martin Eden	75,000	(5)	75,000	(6)	$1.19	01/02/2017
	66,667	(3)	33,333	(4)	$2.14	12/17/2017
	133,333	(8)	266,667	(7)	$2.51	12/15/2018

Shane O’Leary	0		500,000	(9)	$2.37	03/04/2019

Julian Garcia	0		300,000	(10)	$5.99	12/01/2019

Julio Moreira	0		150,000	(11)	$3.95	09/08/2019

(1)	The right to exercise the option vested one third on November 10, 2006, one third on November 10, 2007 and one third on November 10, 2008

(2)	The right to exercise the option vested one third on November 8, 2007, one third on November 8, 2008 and one third on November 8, 2009

(3)	The right to exercise the option vested one half on December 17, 2008 and one half on December 17, 2009.

(4)	The right to exercise the option will vest on December 17, 2010 in such case if the option holder is still employed by Gran Tierra on such date.

(5)	The right to exercise the option vested on January 2, 2009. Mr. Eden exercise 75,000 options in 2009 that had vested on January 2, 2008.

(6)	The right to exercise the option will vest on January 2, 2010.

(7)	The Right to exercise one-half of the option will vest on each of December 15, 2010 and December 15, 2011 in each such case if the option holder is still employed by Gran Tierra on such date.

(8)	The right to exercise the option vested on December 15, 2009.

(9)
The right to exercise the option will vest one third on March 3, 2010, one third on March 3, 2011 and one third on March 3, 2012, in each such case if the option holder is still employed by Gran Tierra on such date.

(10)
The right to exercise the option will vest one third on December 1, 2010 , one third on December 1, 2011 and one third on December 1, 2012, in each such case if the option holder is still employed by Gran Tierra on such date.

(11)
The right to exercise the option will vest one third on September 8, 2010 , one third on September 8, 2011 and one third on September 8, 2012, in each such case if the option holder is still employed by Gran Tierra on such date.

Stock Option Exercises and Stock Vested

The following table presents information concerning the aggregate number of shares for which options were exercised during fiscal 2009 for Mr. Eden, the sole named executive officer who exercised a stock option.  The named executive officers do not have restricted stock awards.

	Option Awards
Name	Number of Shares Acquired on Exercise	Value Realized on Exercise(1)

Martin Eden	75,000	$339,000

(1)	Represents the difference between the aggregate market price of the common stock acquired on the date of exercise and the aggregate exercise price.

Potential Payouts Upon Termination or Change in Control

In the event of a termination for “good reason” including a change in control of the company, Mr. Coffield is eligible to receive a payment of two times the prior year’s total compensation.  Mr. O’Leary is eligible for a payment equal to the previous 18 months total compensation.  Payment to Messrs. Eden, Garcia and Moreira is equal to prior year compensation. No payments would have been made to Mr. Dyes, as he ceased to be an employee of the company at fiscal year end.  If a change in control had occurred on December 31, 2009, and Gran Tierra’s named executive officers terminated for good reason, or if they were terminated other than for cause, they would have received the following payments:

Name	Payment
Mr. Coffield	$915,753
Mr. Eden	$376,213
Mr. O’Leary	$555,114
Mr. Garcia	$293,509
Mr. Moreira	$291,149

Director Compensation 2009

The following table shows for the fiscal year ended December 31, 2009, certain information with respect to the compensation of all non-employee directors of Gran Tierra:

Name	Fees Earned or Paid in Cash	Total ($)
Jeffrey Scott	$98,127	$98,127
Walter Dawson	$59,144	$59,144
Verne Johnson	$89,910	$89,910
Nick Kirton	$75,673	$75,673
Scott Price	$50,736	$50,736
Ray Antony	$56,660	$56,660

Through 2008, annual grants of stock options to non-employee directors was made in the last quarter of the calendar year.  In 2009/2010 Gran Tierra changed the timing its compensation cycle for its executive officers, as discussed in “Compensation Discussion and Analysis” above, shifting the timing of the annual grants to non-employee directors to the first quarter of the calendar year.  As a result, in 2009 no annual grants were made to non-employee directors.  On March 3, 2010, each of the above non-employee directors were granted an option to purchase 60,000 shares (75,000 shares in the case of Mr. Scott, Gran Tierra’s Chairman of the Board) of Gran Tierra common stock at an exercise price of $5.90, the fair market value on the date of grant.  Gran Tierra expects that in the future annual grants to its non-employee directors will continue to occur in the first quarter of the calendar year.

In 2009, Gran Tierra paid a fee of $23,887 per year to each director who serves on the Gran Tierra Board and an additional $14,332 per year for the Chairman of the Gran Tierra Board. Gran Tierra also paid an additional fee of $14,332 per year for each committee chair (except for the audit committee) and $9,555 for each committee member (except for the audit committee). The audit committee chair was paid a fee of $28,664 per year and each member paid $14,332 per year. In addition, a fee of $1,146 was paid for each meeting attended. Directors who are not Gran Tierra employees are eligible to receive awards under Gran Tierra’s 2005 and 2007 Equity Incentive Plan. Compensation arrangements with the directors who are also Gran Tierra employees are described in the preceding sections of this Proxy Statement under the heading “Gran Tierra Executive Compensation and Related Information.”

Compensation Committee Interlocks and Insider Participation

Gran Tierra’s Compensation Committee currently consists of Mr. Johnson, Mr. Price, Mr. Antony, and Mr. Dawson. None of the members of the Compensation Committee has at any time been an officer or employee of Gran Tierra. No member of the Gran Tierra Board or of the Compensation Committee served as an executive officer of another entity that had one or more of Gran Tierra’s executive officers serving as a member of that entity’s board or Compensation Committee.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Related Person Transactions Policy and Procedures

Gran Tierra discourages transactions with related persons.  The charter of the Audit Committee provides that the Audit Committee is charged with reviewing and approving or disapproving any related person transactions, as defined under Regulation S-K, Item 404.  In addition, potential related persons transactions are to be referred to the Chief Executive Officer, and brought to the attention of the full Board if material.

Certain Related-Person Transactions

In February 2009, Gran Tierra entered into a sublease with Tuscany International Drilling Inc. (“Tuscany”) for the former corporate offices of Solana that Gran Tierra acquired as a result of the acquisition of Solana.  The term of the sublease runs from February 1, 2009 to August 31, 2011 and the sublease payment is $7,050 per month plus approximately $4,000 for operating and other expenses.  Mr. Scott, Chairman of the Board, and Mr. Dawson, a member of the Board, are members the board of directors of Tuscany.  Neither Mr. Scott nor Mr. Dawson participated in the discussion that led to the approval of the sublease, and the terms of the sublease are consistent with current market conditions in the Calgary real estate market.

Gran Tierra has not engaged in any transactions with promoters or founders in which a promoter or founder has received any type of consideration from Gran Tierra.

Gran Tierra has entered into indemnity agreements with certain officers and directors which provide, among other things, that Gran Tierra will indemnify such officer or director, under the circumstances and to the extent provided for therein, for expenses, damages, judgments, fines and settlements he may be required to pay in actions or proceedings which he is or may be made a party by reason of his position as a director, officer or other agent of Gran Tierra, and otherwise to the fullest extent permitted under Nevada law and Gran Tierra’s Bylaws.

STOCKHOLDER APPROVAL OF STOCK PLANS

The following table provides certain information with respect to securities authorized for issuance under all of Gran Tierra’s equity compensation plans in effect as of the end of December 31, 2009:

Equity Compensation Plan Information

Plan category	Number of securities to be issued upon exercise of options	Weighted average exercise price of outstanding options	Number of securities remaining available for future issuance
Equity compensation plans approved by security holders	11,088,616	$2.43	5,311,192
Equity compensation plans not approved by security holders	—	—	—
Total	11,088,616	2.43	5,311,192

The only equity compensation plan approved by our stockholders is our 2007 Equity Incentive Plan, which is an amendment and restatement of our 2005 Equity Plan, under which the Board is currently (before giving effect to Proposal 2 hereof) authorized to issue options or other rights to acquire up to 18,000,000 shares of our common stock.

HOUSEHOLDING OF PROXY MATERIALS

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for Notices of Internet Availability of Proxy Materials or other annual meeting materials with respect to two or more stockholders sharing the same address by delivering a single Notice of Internet Availability of Proxy Materials or other annual meeting materials   addressed to those stockholders.  This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

This year, a number of brokers with account holders who are stockholders of Gran Tierra will be “householding” Gran Tierra’s proxy materials.  A single Notice of Internet Availability of Proxy Materials or a single set of annual meeting materials will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders.  Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent.  If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate Notice of Internet Availability of Proxy Materials or a separate set of annual meeting materials, please notify your broker.  Direct your written request to Gran Tierra Energy Inc., Jason Crumley, Investor Relations Director, 300, 625-11th Avenue, S.W., Calgary, Alberta, T2R 0E1, Canada or contact Martin Eden at (403) 265-3221.  Stockholders who currently receive multiple copies of the Notices of Internet Availability of Proxy Materials or multiple sets of annual meeting materials at their addresses and would like to request “householding” of their communications should contact their brokers.

OTHER MATTERS

The Board of Directors knows of no other matters that will be presented for consideration at the annual meeting.  If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.

By Order of the Board of Directors

Martin Eden
Chief Financial Officer

April 30, 2010

A copy of Gran Tierra’s Annual Report to the Securities and Exchange Commission on Form 10-K for the fiscal year ended December 31, 2009 is available without charge upon written request to: Gran Tierra Energy Inc., 300, 625-11th Avenue, S.W., Calgary, Alberta, T2R 0E1, Canada, Attention: Corporate Secretary.

Gran Tierra Energy Inc.

2007 Equity Incentive Plan

Adopted: August 9, 2007
Approved By Stockholders:  October 10, 2007
Amended by the Board: December 20, 2007
Amended by the Board: January 14, 2008
Amended by the Board: October 9, 2008
Approved by the Stockholders: November 14, 2008
Amended by the Board: April 26, 2010
Approved by the Stockholders: _______________, 2010

1.	General Purposes.

(a)           Amendment and Restatement.  The Plan is intended as a complete amendment and restatement of the Company’s 2005 Equity Incentive Plan (the “Prior Plan”).  All outstanding stock awards granted under the Prior Plan shall remain subject to the terms of the Prior Plan.  All Stock Awards granted subsequent to the effective date of this Plan shall be subject to the terms of this Plan.

(b)           Eligible Stock Award Recipients.  The persons eligible to receive Stock Awards are Employees, Directors and Consultants.

(c)           Available Stock Awards.  The purpose of the Plan is to provide a means by which eligible recipients of Stock Awards may be given an opportunity to benefit from increases in value of the Common Stock through the granting of the following Stock Awards: (i) Options, (ii) Restricted Stock Awards, (iii) Stock Appreciation Rights, (iv) Restricted Stock Units and (v) Other Stock Awards.

(d)           General Purpose.  The Company, by means of the Plan, seeks to retain the services of the group of persons eligible to receive Stock Awards, to secure and retain the services of new members of this group and to provide incentives for such persons to exert maximum efforts for the success of the Company and its Affiliates.

2.	Definitions.

(a)           “Affiliate” means any “parent corporation” or “subsidiary corporation” of the Company, whether now or hereafter existing, as those terms are defined in Sections 424(e) and (f), respectively, of the Code.  The Board shall have the authority to determine the time or times at which “parent corporation” or “subsidiary corporation” status is determined within the foregoing definition.

(b)           “Board” means the Board of Directors of the Company.

1.

(c)           “Capitalization Adjustment” has the meaning ascribed to that term in Section 11(a).

(d)           “Change in Control” means the occurrence, in a single transaction or in a series of related transactions, of any one or more of the following events:

(i)           any Exchange Act Person becomes the Owner, directly or indirectly, of securities of the Company representing more than fifty percent (50%) of the combined voting power of the Company’s then outstanding securities other than by virtue of a merger, consolidation or similar transaction.  Notwithstanding the foregoing, a Change in Control shall not be deemed to occur (A) on account of the acquisition of securities of the Company by an institutional investor, any affiliate thereof or any other Exchange Act Person that acquires the Company’s securities in a transaction or series of related transactions that are primarily a private financing transaction for the Company or (B) solely because the level of Ownership held by any Exchange Act Person (the “Subject Person”) exceeds the designated percentage threshold of the outstanding voting securities as a result of a repurchase or other acquisition of voting securities by the Company reducing the number of shares outstanding, provided that if a Change in Control would occur (but for the operation of this sentence) as a result of the acquisition of voting securities by the Company, and after such share acquisition, the Subject Person becomes the Owner of any additional voting securities that, assuming the repurchase or other acquisition had not occurred, increases the percentage of the then outstanding voting securities Owned by the Subject Person over the designated percentage threshold, then a Change in Control shall be deemed to occur;

(ii)          there is consummated a merger, consolidation or similar transaction involving (directly or indirectly) the Company if, immediately after the consummation of such merger, consolidation or similar transaction, the stockholders of the Company immediately prior thereto do not Own, directly or indirectly, either (A) outstanding voting securities representing more than fifty percent (50%) of the combined outstanding voting power of the surviving Entity in such merger, consolidation or similar transaction or (B) more than fifty percent (50%) of the combined outstanding voting power of the parent of the surviving Entity in such merger, consolidation or similar transaction;

(iii)        there is consummated a sale, lease, license or other disposition of all or substantially all of the consolidated assets of the Company and its Subsidiaries, other than a sale, lease, license or other disposition of all or substantially all of the consolidated assets of the Company and its Subsidiaries to an Entity, more than fifty percent (50%) of the combined voting power of the voting securities of which are Owned by stockholders of the Company in substantially the same proportion as their Ownership of the Company immediately prior to such sale, lease, license or other disposition; or

(iv)         individuals who, on the date this Plan is adopted by the Board, are members of the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the members of the Board; provided, however, that if the appointment or election (or nomination for election) of any new Board member was approved or recommended by a majority vote of the members of the Incumbent Board then still in office, such new member shall, for purposes of this Plan, be considered as a member of the Incumbent Board).

2.

The term Change in Control shall not include a sale of assets, merger or other transaction effected exclusively for the purpose of changing the domicile of the Company.

Notwithstanding the foregoing or any other provision of this Plan, the definition of Change in Control (or any analogous term) in an individual written agreement between the Company or any Affiliate and the Participant shall supersede the foregoing definition with respect to Stock Awards subject to such agreement (it being understood, however, that if no definition of Change in Control or any analogous term is set forth in such an individual written agreement, the foregoing definition shall apply).

(e)           “Code” means the United States Internal Revenue Code of 1986, as amended.

(f)           “Committee” means a committee of one or more members of the Board appointed by the Board in accordance with Section 3(d).

(g)          “Common Stock” means the common stock of the Company.

(h)          “Company” means Gran Tierra Energy Inc., a Nevada corporation.

(i)           “Consultant” means any person, including an advisor, (i) engaged by the Company or an Affiliate to render consulting or advisory services and who is compensated for such services or (ii) serving as a member of the Board of Directors of an Affiliate and who is compensated for such services.  However, the term “Consultant” shall not include Directors who are not compensated by the Company for their services as Directors, and the payment of a director’s fee by the Company for services as a Director shall not cause a Director to be considered a “Consultant” for purposes of the Plan.

(j)           “Continuous Service” means that the Participant’s service with the Company or an Affiliate, whether as an Employee, Director or Consultant, is not interrupted or terminated.  A change in the capacity in which the Participant renders service to the Company or an Affiliate as an Employee, Consultant or Director or a change in the entity for which the Participant renders such service, provided that there is no interruption or termination of the Participant’s service with the Company or an Affiliate, shall not terminate a Participant’s Continuous Service; provided, however, if the Entity for which a Participant is rendering services ceases to qualify as an Affiliate, as determined by the Board in its sole discretion, such Participant’s Continuous Service shall be considered to have terminated on the date such Entity ceases to qualify as an Affiliate.  For example, a change in status from an employee of the Company to a consultant to an Affiliate or to a Director shall not constitute an interruption of Continuous Service.  To the extent permitted by law, the Board or the chief executive officer of the Company, in that party’s sole discretion, may determine whether Continuous Service shall be considered interrupted in the case of any leave of absence approved by that party, including sick leave, military leave or any other personal leave.  Notwithstanding the foregoing, a leave of absence shall be treated as Continuous Service for purposes of vesting in a Stock Award only to such extent as may be provided in the Company’s leave of absence policy or in the written terms of the Participant’s leave of absence.

(k)          “Corporate Transaction” means the occurrence, in a single transaction or in a series of related transactions, of any one or more of the following events:

3.

(i)           the consummation of a sale or other disposition of all or substantially all, as determined by the Board in its discretion, of the consolidated assets of the Company and its Subsidiaries;

(ii)          the consummation of a sale or other disposition of at least fifty percent (50%) of the outstanding securities of the Company;

(iii)        the consummation of a merger, consolidation or similar transaction following which the Company is not the surviving corporation; or

(iv)         the consummation of a merger, consolidation or similar transaction following which the Company is the surviving corporation but the shares of Common Stock outstanding immediately preceding the merger, consolidation or similar transaction are converted or exchanged by virtue of the merger, consolidation or similar transaction into other property, whether in the form of securities, cash or otherwise.

(l)           “Covered Employee” shall have the meaning provided in Section 162(m)(3) of the Code.

(m)         “Director” means a member of the Board.

(n)          “Disability” means the permanent and total disability of a person within the meaning of Section 22(e)(3) of the Code.

(o)           “Disinterested Stockholders” means all of the stockholders of the Company except Insiders of the Company who are eligible to receive Stock Awards, and such Insiders’ associates.

(p)           “Employee” means any person employed by the Company or an Affiliate.  Service as a Director or payment of a director’s fee by the Company for such service or for service as a member of the Board of Directors of an Affiliate shall not be sufficient to constitute “employment” by the Company or an Affiliate.

(q)           “Entity” means a corporation, partnership, limited liability company or other entity.

(r)           “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(s)           “Exchange Act Person” means any natural person, Entity or “group” (within the meaning of Section 13(d) or 14(d) of the Exchange Act), except that “Exchange Act Person” shall not include (A) the Company or any Subsidiary of the Company, (B) any employee benefit plan of the Company or any Subsidiary of the Company or any trustee or other fiduciary holding securities under an employee benefit plan of the Company or any Subsidiary of the Company, (C) an underwriter temporarily holding securities pursuant to an offering of such securities, or (D) an Entity Owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their Ownership of stock of the Company.

4.

(t)           “Fair Market Value” means, as of any date, the value of the Common Stock determined as follows:

(i)           If the Common Stock is listed on any established stock exchange or traded on the Nasdaq Global Select Market, Nasdaq Global Market or the Nasdaq Capital Market, the Fair Market Value of a share of Common Stock, unless otherwise determined by the Board, shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or market (or the exchange or market with the greatest volume of trading in the Common Stock) on the day of determination (or if such day of determination does not fall on a market trading day, then the last market trading day prior to the day of determination), as reported in a source the Board deems reliable.

(ii)          In the absence of such markets for the Common Stock, the Fair Market Value shall be determined in good faith by the Board and in a manner that complies with Sections 409A and 422 of the Code.

(u)           “Insider” means an “insider” as defined under the policies of the Toronto Stock Exchange, as amended from time to time, which includes, among others, Directors and TSX Officers of the Company.

(v)           “Non-Employee Director” means a Director who either (i) is not currently an employee or officer of the Company or its parent or a subsidiary, does not receive compensation, either directly or indirectly, from the Company or its parent or a subsidiary, for services rendered as a consultant or in any capacity other than as a Director (except for an amount as to which disclosure would not be required under Item 404(a) of Regulation S-K promulgated pursuant to the Securities Act (“Regulation S-K”)), does not possess an interest in any other transaction for which disclosure would be required under Item 404(a) of Regulation S-K, and is not engaged in a business relationship for which disclosure would be required pursuant to Item 404(b) of Regulation S-K; or (ii) is otherwise considered a “non-employee director” for purposes of Rule 16b-3.

(w)          “Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

(x)           “Option” means a stock option granted pursuant to the Plan that is not intended to qualify as an “incentive stock option” within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

(y)           “Option Agreement” means a written agreement between the Company and an Optionholder evidencing the terms and conditions of an individual Option grant.  Each Option Agreement shall be subject to the terms and conditions of the Plan.

(z)           “Optionholder” means a person to whom an Option is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Option.

(aa)         “Other Stock Award” means an award based in whole or in part by reference to the Common Stock which is granted pursuant to the terms and conditions of Section 7(d).

5.

(bb)         “Outside Director” means a Director who either (i) is not a current employee of the Company or an “affiliated corporation” (within the meaning of Treasury Regulations promulgated under Section 162(m) of the Code), is not a former employee of the Company or an “affiliated corporation” who receives compensation for prior services (other than benefits under a tax qualified retirement plan) during the taxable year, has not been an officer of the Company or an “affiliated corporation,” and does not receive remuneration from the Company or an “affiliated corporation,” either directly or indirectly, in any capacity other than as a Director or (ii) is otherwise considered an “outside director” for purposes of Section 162(m) of the Code.

(cc)         “Own,” “Owned,” “Owner,” “Ownership” A person or Entity shall be deemed to “Own,” to have “Owned,” to be the “Owner” of, or to have acquired “Ownership” of securities if such person or Entity, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, has or shares voting power, which includes the power to vote or to direct the voting, with respect to such securities.

(dd)         “Participant” means a person to whom a Stock Award is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Stock Award.

(ee)         “Plan” means this Gran Tierra Energy Inc. 2007 Equity Incentive Plan.

(ff)          “Restricted Stock Award” means an award of shares of Common Stock which is granted pursuant to the terms and conditions of Section 7(a).

(gg)        “Restricted Stock Unit” means a right to receive shares of Common Stock which is granted pursuant to the terms and conditions of Section 7(b).

(hh)        “Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act or any successor to Rule 16b-3, as in effect from time to time.

(ii)          “Securities Act” means the Securities Act of 1933, as amended.

(jj)          “Stock Appreciation Right” means a right to receive the appreciation on Common Stock that is granted pursuant to the terms and conditions of Section 7(c).

(kk)        “Stock Award” means any right granted under the Plan, including an Option, Restricted Stock Award, Restricted Stock Unit, Stock Appreciation Right and Other Stock Award.

(ll)          “Stock Award Agreement” means a written agreement between the Company and a holder of a Stock Award evidencing the terms and conditions of an individual Stock Award grant.  Each Stock Award Agreement shall be subject to the terms and conditions of the Plan.

(mm)      “Subsidiary” means, with respect to the Company, (i) any corporation of which more than fifty percent (50%) of the outstanding capital stock having ordinary voting power to elect a majority of the board of directors of such corporation (irrespective of whether, at the time, stock of any other class or classes of such corporation shall have or might have voting power by reason of the happening of any contingency) is at the time, directly or indirectly, Owned by the Company, and (ii) any partnership in which the Company has a direct or indirect interest (whether in the form of voting or participation in profits or capital contribution) of more than fifty percent (50%).

6.

(nn)        “TSX Officer” means a senior officer of the Company or any subsidiary and includes an issuer, all of the voting securities of which are owned by a TSX Officer.

3.	Administration.

(a)           Administration by Board.  The Board shall administer the Plan unless and until the Board delegates administration to a Committee, as provided in Section 3(d).

(b)           Powers of Board.  The Board shall have the power, subject to, and within the limitations of, the express provisions of the Plan:

(i)           To determine from time to time which of the persons eligible under the Plan shall be granted Stock Awards; when and how each Stock Award shall be granted; what type or combination of types of Stock Award shall be granted; the provisions of each Stock Award granted (which need not be identical), including the time or times when a person shall be permitted to receive Common Stock pursuant to a Stock Award; and the number of shares of Common Stock with respect to which a Stock Award shall be granted to each such person.

(ii)          To construe and interpret the Plan and Stock Awards granted under it, and to establish, amend and revoke rules and regulations for its administration.  The Board, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan or in any Stock Award Agreement, in a manner and to the extent it shall deem necessary or expedient to make the Plan or Stock Award fully effective.

(iii)        To settle all controversies regarding the Plan and Stock Awards granted under it.

(iv)         To amend the Plan or a Stock Award as provided in Section 12.

(v)           To terminate or suspend the Plan as provided in Section 13.

(vi)         Generally, to exercise such powers and to perform such acts as the Board deems necessary or expedient to promote the best interests of the Company and that are not in conflict with the provisions of the Plan or Stock Awards.

(vii)        To adopt such procedures and sub-plans as are necessary or appropriate to permit participation in the Plan by Employees, Directors or Consultants who are located in various local jurisdictions.

(c)           Cancellation and Re-Grant of Stock Awards.  Notwithstanding the foregoing or any other provision of this Plan, neither the Board nor any Committee shall have the authority to: (i) reduce the exercise price of any outstanding Options or Stock Appreciation Rights under the Plan, or (ii) cancel any outstanding Options or Stock Appreciation Rights that have an exercise price or strike price greater than the current Fair Market Value of the Common Stock in exchange for cash or other Stock Awards under the Plan, unless the stockholders of the Company have approved such an action within twelve (12) months prior to such an event.

7.

(d)           Delegation to Committee.

(i)           General.  The Board may delegate administration of the Plan to a Committee or Committees of one or more members of the Board, and the term “Committee” shall apply to any person or persons to whom such authority has been delegated.  If administration is delegated to a Committee, the Committee shall have, in connection with the administration of the Plan, the powers theretofore possessed by the Board, including the power to delegate to a subcommittee any of the administrative powers the Committee is authorized to exercise (and references in this Plan to the Board shall thereafter be to the Committee or subcommittee), subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board.  The Board may abolish the Committee at any time and revest in the Board the administration of the Plan.

(ii)          Section 162(m) and Rule 16b-3 Compliance.  In the discretion of the Board, the Committee may consist solely of two or more Outside Directors, in accordance with Section 162(m) of the Code, and/or solely of two or more Non-Employee Directors, in accordance with Rule 16b-3.  In addition, the Board or the Committee may delegate to a committee of one or more members of the Board the authority to grant Stock Awards to eligible persons who are either (a) not then Covered Employees and are not expected to be Covered Employees at the time of recognition of income resulting from such Stock Award, (b) not persons with respect to whom the Company wishes to comply with Section 162(m) of the Code, or (c) not then subject to Section 16 of the Exchange Act.

(e)           Effect of Board’s Decision. All determinations, interpretations and constructions made by the Board in good faith shall not be subject to review by any person and shall be final, binding and conclusive on all persons.

4.	Shares Subject to the Plan.

(a)           Share Reserve. Subject to the provisions of Section 11(a) relating to Capitalization Adjustments, the Common Stock that may be issued pursuant to Stock Awards shall not exceed, in the aggregate, 23,306,100 shares of Common Stock.

(b)           Reversion of Shares to the Share Reserve.  If any Stock Award shall for any reason expire or otherwise terminate, in whole or in part, without having been exercised in full, the shares of Common Stock not acquired under such Stock Award shall revert to and again become available for issuance under the Plan.

(c)           Source of Shares.  The shares of Common Stock subject to the Plan may be unissued shares or reacquired shares, bought on the market or otherwise.

5.	Eligibility.

(a)           Eligibility for Specific Stock Awards.  Stock Awards may be granted to Employees, Directors and Consultants.

8.

(b)           Section 162(m) Limitation on Annual Grants. Subject to the provisions of Section 11(a) relating to Capitalization Adjustments, no Employee shall be eligible to be granted Options covering more than one million (1,000,000) shares of Common Stock during any calendar year.

(c)           Consultants.  A Consultant shall not be eligible for the grant of a Stock Award if, at the time of grant, a Form S-8 Registration Statement under the Securities Act (“Form S-8”) is not available to register either the offer or the sale of the Company’s securities to such Consultant because of the nature of the services that the Consultant is providing to the Company, because the Consultant is not a natural person, or because of any other rule governing the use of Form S-8.

6.	Option Provisions.

Each Option shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate. The provisions of each Option shall include (through incorporation of provisions hereof by reference in the Option or otherwise) the substance of each of the following provisions:

(a)           Term.  No Option shall be exercisable after the expiration of ten (10) years from the date on which it was granted.

(b)           Exercise Price of a Stock Option.  The exercise price of each Option shall be not less than one hundred percent (100%) of the Fair Market Value of the Common Stock subject to the Option on the date the Option is granted.  Notwithstanding the foregoing, an Option may be granted with an exercise price lower than that set forth in the preceding sentence if such Option is granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of Sections 409A and 424(a) of the Code; provided, however, that if the Common Stock is listed on the Toronto Stock Exchange, the granting of the Option is approved by the Toronto Stock Exchange to the extent necessary to satisfy the rules of the Toronto Stock Exchange.

(c)           Consideration.  The purchase price of Common Stock acquired pursuant to an Option shall be paid, to the extent permitted by applicable statutes and regulations, either (i) in cash at the time the Option is exercised or (ii) at the discretion of the Board at the time of or subsequently to the grant of the Option (1) by delivery to the Company of other Common Stock (whether by actual delivery or attestation), (2) by a “net exercise” of the Option (as further described below), (3) pursuant to a program developed under Regulation T as promulgated by the Federal Reserve Board that, prior to the issuance of Common Stock, results in either the receipt of cash (or check) by the Company or the receipt of irrevocable instruction to pay the aggregate exercise price to the Company from the sales proceeds or (4) in any other form of legal consideration that may be acceptable to the Board.

9.

In the case of a “net exercise” of an Option, the Company will not require a payment of the exercise price of the Option from the Optionholder but will reduce the number of shares of Common Stock issued upon the exercise by the largest number of whole shares that has a Fair Market Value that does not exceed the aggregate exercise price.  With respect to any remaining balance of the aggregate exercise price, the Company shall accept a cash payment from the Optionholder.  The shares of Common Stock so used to pay the exercise price of an Option under a “net exercise,” the shares actually delivered to the Optionholder, and any shares withheld to satisfy tax withholding obligations will be considered to have resulted from the exercise of the Option, and accordingly, the Option will not again be exercisable with respect to such shares.

(d)           Transferability of an Option.  An Option shall be transferable to the extent provided in the Option Agreement.  If the Option does not provide for transferability, then the Option shall not be transferable except by will or by the laws of descent and distribution or pursuant a domestic relations order and shall be exercisable during the lifetime of the Optionholder only by the Optionholder.  Notwithstanding the foregoing, the Optionholder may, by delivering written notice to the Company, in a form satisfactory to the Company, designate a third party who, in the event of the death of the Optionholder, shall thereafter be entitled to exercise the Option.

(e)           Vesting Generally.  The total number of shares of Common Stock subject to an Option may, but need not, vest and therefore become exercisable in periodic installments that may, but need not, be equal.  The Option may be subject to such other terms and conditions on the time or times when it may be exercised (which may be based on performance or other criteria) as the Board may deem appropriate.  The vesting provisions of individual Options may vary.  The provisions of this Section 6(e) are subject to any Option provisions governing the minimum number of shares of Common Stock as to which an Option may be exercised.

(f)           Termination of Continuous Service.  In the event that an Optionholder’s Continuous Service terminates (other than upon the Optionholder’s death or Disability), the Optionholder may exercise his or her Option (to the extent that the Optionholder was entitled to exercise such Option as of the date of termination) but only within such period of time ending on the earlier of (i) the date three (3) months following the termination of the Optionholder’s Continuous Service (or such longer or shorter period specified in the Option Agreement) or (ii) the expiration of the term of the Option as set forth in the Option Agreement.  If, after termination, the Optionholder does not exercise his or her Option within the time specified in the Option Agreement, the Option shall terminate.

(g)           Extension of Termination Date.  An Optionholder’s Option Agreement may also provide that if the exercise of the Option following the termination of the Optionholder’s Continuous Service (other than upon the Optionholder’s death or Disability) would be prohibited at any time solely because the issuance of shares of Common Stock would violate the registration requirements under the Securities Act, then the Option shall terminate on the earlier of (i) the expiration of the term of the Option set forth in Section 6(a) or (ii) the expiration of a period of three (3) months after the termination of the Optionholder’s Continuous Service during which the exercise of the Option would not be in violation of such registration requirements.

(h)           Disability of Optionholder.  In the event that an Optionholder’s Continuous Service terminates as a result of the Optionholder’s Disability, the Optionholder may exercise his or her Option (to the extent that the Optionholder was entitled to exercise such Option as of the date of termination), but only within such period of time ending on the earlier of (i) the date twelve (12) months following such termination (or such longer or shorter period specified in the Option Agreement or (ii) the expiration of the term of the Option as set forth in the Option Agreement.  If, after termination, the Optionholder does not exercise his or her Option within the time specified herein, the Option shall terminate.

10.

(i)           Death of Optionholder.  In the event that (i) an Optionholder’s Continuous Service terminates as a result of the Optionholder’s death or (ii) the Optionholder dies within the period (if any) specified in the Option Agreement after the termination of the Optionholder’s Continuous Service for a reason other than death, then the Option may be exercised (to the extent the Optionholder was entitled to exercise such Option as of the date of death) by the Optionholder’s estate, by a person who acquired the right to exercise the Option by bequest or inheritance or by a person designated to exercise the option upon the Optionholder’s death pursuant to Section 6(d), but only within the period ending on the earlier of (1) the date eighteen (18) months following the date of death (or such longer or shorter period specified in the Option Agreement or (2) the expiration of the term of such Option as set forth in the Option Agreement.  If, after death, the Option is not exercised within the time specified herein, the Option shall terminate.

(j)           Early Exercise.  The Option may, but need not, include a provision whereby the Optionholder may elect at any time before the Optionholder’s Continuous Service terminates to exercise the Option as to any part or all of the shares of Common Stock subject to the Option prior to the full vesting of the Option.  Any unvested shares of Common Stock so purchased may be subject to a repurchase option in favor of the Company or to any other restriction the Board determines to be appropriate.  The Company will not exercise its repurchase option until at least six (6) months (or such longer or shorter period of time required to avoid classification of the Option as a liability for financial accounting purposes) have elapsed following exercise of the Option unless the Board otherwise specifically provides in the Option.

7.	Provisions of Stock Awards other than Options.

(a)           Restricted Stock Awards.  Each Restricted Stock Award agreement shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate.  To the extent consistent with the Company’s Bylaws, at the Board’s election, shares of Common Stock may be (x) held in book entry form subject to the Company’s instructions until any restrictions relating to the Restricted Stock Award lapse; or (y) evidenced by a certificate, which certificate shall be held in such form and manner as determined by the Board. The terms and conditions of Restricted Stock Award agreements may change from time to time, and the terms and conditions of separate Restricted Stock Award agreements need not be identical; provided, however, that each Restricted Stock Award agreement shall include (through incorporation of the provisions hereof by reference in the agreement or otherwise) the substance of each of the following provisions:

(i)           Purchase Price.  At the time of the grant of a Restricted Stock Award, the Board will determine the price to be paid by the Participant for each share subject to the Restricted Stock Award. To the extent required by applicable law, the price to be paid by the Participant for each share of the Restricted Stock Award will not be less than the par value of a share of Common Stock.  A Restricted Stock Award may be awarded as a stock bonus (i.e., with no cash purchase price to be paid) to the extent permissible under applicable law.

11.

(ii)          Consideration.  At the time of the grant of a Restricted Stock Award, the Board will determine the consideration permissible for the payment of the purchase price of the Restricted Stock Award. The purchase price of Common Stock acquired pursuant to the Restricted Stock Award shall be paid in one of the following ways: (i) in cash at the time of purchase; (ii) by services rendered or to be rendered to the Company; or (iii) in any other form of legal consideration that may be acceptable to the Board.

(iii)         Vesting. Shares of Common Stock acquired under a Restricted Stock Award may, but need not, be subject to a share repurchase option in favor of the Company in accordance with a vesting schedule to be determined by the Board.

(iv)          Termination of Participant’s Continuous Service. In the event that a Participant’s Continuous Service terminates, the Company may repurchase or otherwise reacquire any or all of the shares of Common Stock held by the Participant that have not vested as of the date of termination under the terms of the Restricted Stock Award agreement.  The Company will not exercise its repurchase option until at least six (6) months (or such longer or shorter period of time required to avoid classification of the Restricted Stock Award as a liability for financial accounting purposes) have elapsed following the purchase of the restricted stock unless otherwise determined by the Board or provided in the Restricted Stock Award agreement.

(v)           Transferability. Rights to purchase or receive shares of Common Stock granted under a Restricted Stock Award shall be transferable by the Participant only upon such terms and conditions as are set forth in the Restricted Stock Award agreement, as the Board shall determine in its discretion, and so long as Common Stock awarded under the Restricted Stock Award remains subject to the terms of the Restricted Stock Award agreement.

(b)           Restricted Stock Units.  Each Restricted Stock Unit agreement shall be in such form and shall contain such terms and conditions as the Board shall determine.  The terms and conditions of Restricted Stock Unit agreements may change from time to time, and the terms and conditions of separate Restricted Stock Unit agreements need not be identical; provided, however, that each Restricted Stock Unit agreement shall include (through incorporation of the provisions hereof by reference in the agreement or otherwise) the substance of each of the following provisions:

(i)           Consideration.  At the time of grant of a Restricted Stock Unit award, the Board will determine the consideration, if any, to be paid by the Participant upon delivery of each share of Common Stock subject to the Restricted Stock Unit award. To the extent required by applicable law, the consideration to be paid by the Participant for each share of Common Stock subject to a Restricted Stock Unit award will not be less than the par value of a share of Common Stock.  Such consideration may be paid in any form permitted under applicable law.

(ii)          Vesting.  At the time of the grant of a Restricted Stock Unit award, the Board may impose such restrictions or conditions to the vesting of the shares Restricted Stock Unit as it deems appropriate.

12.

(iii)         Payment.  A Restricted Stock Unit award may be settled by the delivery of shares of Common Stock, their cash equivalent, or any combination of the two, as the Board deems appropriate.

(iv)          Additional Restrictions.  At the time of the grant of a Restricted Stock Unit award, the Board, as it deems appropriate, may impose such restrictions or conditions that delay the delivery of the shares of Common Stock (or their cash equivalent) subject to a Restricted Stock Unit award after the vesting of such Stock Award.

(v)           Dividend Equivalents.  Dividend equivalents may be credited in respect of Restricted Stock Units, as the Board deems appropriate.  Such dividend equivalents may be converted into additional Restricted Stock Units by dividing (1) the aggregate amount or value of the dividends paid with respect to that number of shares of Common Stock equal to the number of Restricted Stock Units then credited by (2) the Fair Market Value per share of Common Stock on the payment date for such dividend. The additional Restricted Stock Units credited by reason of such dividend equivalents will be subject to all the terms and conditions of the underlying Restricted Stock Unit award to which they relate.

(vi)          Termination of Participant’s Continuous Service.  Except as otherwise provided in the applicable Stock Award Agreement, Restricted Stock Units that have not vested will be forfeited upon the Participant’s termination of Continuous Service for any reason.

(c)           Stock Appreciation Rights.  Each Stock Appreciation Right agreement shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate.  The terms and conditions of Stock Appreciation Right agreements may change from time to time, and the terms and conditions of separate Stock Appreciation Rights agreements need not be identical, but each Stock Appreciation Right agreement shall include (through incorporation of the provisions hereof by reference in the agreement or otherwise) the substance of each of the following provisions:

(i)           Calculation of Appreciation.  Each Stock Appreciation Right will be denominated in share of Common Stock equivalents.  The appreciation distribution payable on the exercise of a Stock Appreciation Right will be not greater than an amount equal to the excess of (A) the aggregate Fair Market Value (on the date of the exercise of the Stock Appreciation Right) of a number of shares of Common Stock equal to the number of share of Common Stock equivalents in which the Participant is vested under such Stock Appreciation Right and with respect to which the Participant is exercising the Stock Appreciation Right on such date, over (B) an amount that will be determined by the Committee at the time of grant of the Stock Appreciation Right.

(ii)          Vesting.  At the time of the grant of a Stock Appreciation Right, the Board may impose such restrictions or conditions to the vesting of such Right as it deems appropriate.

(iii)         Exercise.  To exercise any outstanding Stock Appreciation Right, the Participant must provide written notice of exercise to the Company in compliance with the provisions of the Stock Appreciation Rights agreement evidencing such Right.

13.

(iv)          Payment. The appreciation distribution in respect of a Stock Appreciation Right may be paid in Common Stock, in cash, or any combination of the two, as the Board deems appropriate.

(v)           Termination of Continuous Service.  If a Participant’s Continuous Service terminates for any reason, any unvested Stock Appreciation Rights shall be forfeited and any vested Stock Appreciation Rights shall be automatically redeemed.

(d)           Other Stock Awards.  Other forms of Stock Awards valued in whole or in part by reference to, or otherwise based on, Common Stock may be granted either alone or in addition to Stock Awards provided for under Section 6 and the preceding provisions of this Section 7.  Subject to the provisions of the Plan, the Board shall have sole and complete authority to determine the persons to whom and the time or times at which such Other Stock Awards will be granted, the number of shares of Common Stock (or the cash equivalent thereof) to be granted pursuant to such Stock Awards and all other terms and conditions of such Stock Awards.

8.	Covenants of the Company.

(a)           Availability of Shares.  During the terms of the Stock Awards, the Company shall keep available at all times the number of shares of Common Stock required to satisfy such Stock Awards.

(b)           Securities Law Compliance.  The Company shall seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to grant Stock Awards and to issue and sell shares of Common Stock upon exercise of the Stock Awards; provided, however, that this undertaking shall not require the Company to register under the Securities Act the Plan, any Stock Award or any Common Stock issued or issuable pursuant to any such Stock Award.  If, after reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority which counsel for the Company deems necessary for the lawful issuance and sale of Common Stock under the Plan, the Company shall be relieved from any liability for failure to issue and sell Common Stock upon exercise of such Stock Awards unless and until such authority is obtained. A Participant shall not be eligible for the grant of a Stock Award or the subsequent issuance of Common Stock pursuant to the Stock Award if such grant or issuance would be in violation of any applicable securities law.

(c)           No Obligation to Notify.  The Company shall have no duty or obligation to any Participant to advise such holder as to the time or manner of exercising such Stock Award.  Furthermore, the Company shall have no duty or obligation to warn or otherwise advise such holder of a pending termination or expiration of a Stock Award or a possible period in which the Stock Award may not be exercised.  The Company has no duty or obligation to minimize the tax consequences of a Stock Award to the holder of such Stock Award.

9.	Use of Proceeds from Stock.

Proceeds from the sale of Common Stock pursuant to Stock Awards shall constitute general funds of the Company.

14.

10.	Miscellaneous.

(a)           Acceleration of Exercisability and Vesting.  The Board shall have the power to accelerate the time at which a Stock Award may first be exercised or the time during which a Stock Award or any part thereof will vest in accordance with the Plan, notwithstanding the provisions in the Stock Award stating the time at which it may first be exercised or the time during which it will vest

(b)           Corporate Action Constituting Grant of Stock Awards.  Corporate action constituting a grant by the Company of a Stock Award to any Participant shall be deemed completed as of the date of such corporate action, unless otherwise determined by the Board, regardless of when the instrument, certificate, or letter evidencing the Stock Award is communicated to, or actually received or accepted by, the Participant.

(c)           Stockholder Rights.  Subject to the further limitations of Section 7(b)(iv) hereof, no Participant shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares of Common Stock subject to such Stock Award unless and until (i) such Participant has satisfied all requirements for exercise of the Stock Award pursuant to its terms, if applicable, and (ii) the issuance of the Common Stock subject to such Stock Award has been entered into the books and records of the Company.

(d)           No Employment or other Service Rights.  Nothing in the Plan, and Stock Award Agreement or any other instrument executed thereunder or in connection with any Stock Award granted pursuant thereto shall confer upon any Participant any right to continue to serve the Company or an Affiliate in the capacity in effect at the time the Stock Award was granted or shall affect the right of the Company or an Affiliate to terminate (i) the employment of an Employee with or without notice and with or without cause, (ii) the service of a Consultant pursuant to the terms of such Consultant’s agreement with the Company or an Affiliate or (iii) the service of a Director pursuant to the Bylaws of the Company or an Affiliate, and any applicable provisions of the corporate law of the state in which the Company or the Affiliate is incorporated, as the case may be.

(e)           Investment Assurances.  The Company may require a Participant, as a condition of exercising or acquiring Common Stock under any Stock Award, (i) to give written assurances satisfactory to the Company as to the Participant’s knowledge and experience in financial and business matters and/or to employ a purchaser representative reasonably satisfactory to the Company who is knowledgeable and experienced in financial and business matters and that he or she is capable of evaluating, alone or together with the purchaser representative, the merits and risks of exercising the Stock Award; and (ii) to give written assurances satisfactory to the Company stating that the Participant is acquiring Common Stock subject to the Stock Award for the Participant’s own account and not with any present intention of selling or otherwise distributing the Common Stock.  The foregoing requirements, and any assurances given pursuant to such requirements, shall be inoperative if (1) the issuance of the shares of Common Stock upon the exercise or acquisition of Common Stock under the Stock Award has been registered under a then currently effective registration statement under the Securities Act, or (2) as to any particular requirement, a determination is made by counsel for the Company that such requirement need not be met in the circumstances under the then applicable securities laws.  The Company may, upon advice of counsel to the Company, place legends on stock certificates issued under the Plan as such counsel deems necessary or appropriate in order to comply with applicable securities laws, including, but not limited to, legends restricting the transfer of the Common Stock.

15.

(f)           Withholding Obligations.  Unless prohibited by the terms of a Stock Award Agreement, the Company may, in its sole discretion, satisfy any country, federal, state, provincial or local tax withholding obligation relating to any Stock Award by any of the following means (in addition to the Company’s right to withhold from any compensation paid to the Participant by the Company) or by a combination of such means: (i) causing the Participant to tender a cash payment; (ii) withholding shares of Common Stock from the shares of Common Stock issued or otherwise issuable to the Participant in connection with the Stock Award; provided, however, that no shares of Common Stock are withheld with a value exceeding the minimum amount of tax required to be withheld by law (or such lower amount as may be necessary to avoid classification of the Stock Award as a liability for financial accounting purposes); (iii) withholding payment from any amounts otherwise payable to the Participant; (iv) withholding cash from a Stock Award settled in cash; or (v) by such other method as may be set forth in the Stock Award Agreement.

(g)           Electronic Delivery.  Any reference herein to a “written” agreement or document shall include any agreement or document delivered electronically or posted on the Company’s intranet.

(h)           Compliance with Section 409A.  To the extent that the Board determines that any Stock Award granted hereunder is subject to Section 409A of the Code, the Stock Award Agreement evidencing such Stock Award shall incorporate the terms and conditions necessary to avoid the consequences specified in Section 409A(a)(1) of the Code.  To the extent applicable, the Plan and Stock Award Agreements shall be interpreted in accordance with Section 409A of the Code, including without limitation any applicable guidance that may be issued or amended after the Effective Date.

11.	Adjustments upon Changes in Stock.

(a)           Capitalization Adjustments.  If any change is made in, or other event occurs with respect to, the Common Stock subject to the Plan or subject to any Stock Award without the receipt of consideration by the Company (through merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or similar transaction (each a “Capitalization Adjustment”), the Board shall appropriately and proportionately adjust: (i) the class(es) and maximum number of securities subject to the Plan pursuant to Section 4(a), (ii) the class(es) and maximum number of securities that may be awarded to any person pursuant to Section 5(b), and (iii) the class(es) and number of securities and price per share of stock subject to outstanding Stock Awards.  The Board shall make such adjustments, and its determination shall be final, binding and conclusive.  The conversion of any convertible securities of the Company shall not be treated as a Capitalization Adjustment.

16.

(b)           Dissolution or Liquidation.  In the event of a dissolution or liquidation of the Company, then all outstanding Options shall terminate immediately prior to the completion of such dissolution or liquidation, and shares of Common Stock subject to the Company’s repurchase option may be repurchased by the Company notwithstanding the fact that the holder of such stock is still in Continuous Service.

(c)           Corporate Transaction.  In the event of a Corporate Transaction, any surviving corporation or acquiring corporation may assume or continue any or all Stock Awards outstanding under the Plan or may substitute similar stock awards for Stock Awards outstanding under the Plan (it being understood that similar stock awards include, but are not limited to, awards to acquire the same consideration paid to the stockholders or the Company, as the case may be, pursuant to the Corporate Transaction), and any reacquisition or repurchase rights held by the Company in respect of Common Stock issued pursuant to Stock Awards may be assigned by the Company to the successor of the Company (or the successor’s parent company), if any, in connection with such Corporate Transaction.  In the event that any surviving corporation or acquiring corporation does not assume or continue any or all such outstanding Stock Awards or substitute similar stock awards for such outstanding Stock Awards, then with respect to Stock Awards that have been not assumed, continued or substituted and that are held by Participants whose Continuous Service has not terminated prior to the effective time of the Corporate Transaction, the vesting of such Stock Awards (and, if applicable, the time at which such Stock Awards may be exercised) shall (contingent upon the effectiveness of the Corporate Transaction) be accelerated in full to a date prior to the effective time of such Corporate Transaction as the Board shall determine (or, if the Board shall not determine such a date, to the date that is five (5) days prior to the effective time of the Corporate Transaction), the Stock Awards shall terminate if not exercised (if applicable) at or prior to such effective time, and any reacquisition or repurchase rights held by the Company with respect to such Stock Awards held by Participants whose Continuous Service has not terminated shall (contingent upon the effectiveness of the Corporate Transaction) lapse.  With respect to any other Stock Awards outstanding under the Plan that have not been assumed, continued or substituted, the vesting of such Stock Awards (and, if applicable, the time at which such Stock Award may be exercised) shall not be accelerated, unless otherwise provided in a written agreement between the Company or any Affiliate and the holder of such Stock Award, and such Stock Awards shall terminate if not exercised (if applicable) prior to the effective time of the Corporate Transaction.

(d)           Change in Control.  A Stock Award held by any Participant whose Continuous Service has not terminated prior to the effective time of a Change in Control may be subject to additional acceleration of vesting and exercisability upon or after such event as may be provided in the Stock Award Agreement for such Stock Award or as may be provided in any other written agreement between the Company or any Affiliate and the Participant, but in the absence of such provision, no such acceleration shall occur.

12.	Amendment of the Plan and Stock Awards.

(a)           Amendment of Plan.  The Board at any time, and from time to time, may amend the Plan.  However, except as provided in Section 11(a) relating to Capitalization Adjustments and Section 12(f) relating to amendments without Stockholder Approval, no amendment shall be effective unless approved by the stockholders of the Company.

17.

(b)           Stockholder Approval.  The Board, in its sole discretion, may submit any other amendment to the Plan for stockholder approval, including, but not limited to, amendments to the Plan intended to satisfy the requirements of Section 162(m) of the Code and the regulations thereunder regarding the exclusion of performance-based compensation from the limit on corporate deductibility of compensation paid to Covered Employees.

(c)           No Impairment of Rights.  Rights under any Stock Award granted before amendment of the Plan shall not be impaired by any amendment of the Plan unless (i) the Company requests the consent of the Participant and (ii) the Participant consents in writing.

(d)           Amendment of Stock Awards.  The Board at any time, and from time to time, may amend the terms of any one or more Stock Awards; provided, however, that (i) if the Common Stock is listed on the Toronto Stock Exchange any amendment is approved by the stockholders to the extent necessary to satisfy the rules of the Toronto Stock Exchange, and (ii) that the rights under any Stock Award shall not be impaired by any such amendment unless (A) the Company requests the consent of the Participant and (B) the Participant consents in writing.

(e)           Insiders. If an amendment reducing the Option exercise price or extending the term of the Option is made to an Option held by an Insider, the amendment shall only be made effective after the approval is received of Disinterested Stockholders at a meeting of the stockholders of the Company.

(f)           Amendments without Stockholder Approval. Without limiting the generality of the foregoing, or the other provisions hereof, the Board shall have the authority: (a) to make amendments to the Plan or a Stock Award of a housekeeping or administrative nature; (b) if the Common Stock is listed on the Toronto Stock Exchange subject to any required approval of the Toronto Stock Exchange, to change the vesting or termination provisions of a Stock Award or the Plan; (c) amendments necessary to comply with provisions of applicable law or stock exchange requirements or for grants to qualify for favourable treatment under applicable laws; and (d)  any other amendment, fundamental or otherwise, not requiring stockholder approval under the Code; provided, however, that no amendment shall be made without stockholder approval to the extent stockholder approval is necessary to satisfy the requirements of Section 422 of the Code

13.	Termination or Suspension of the Plan.

(a)           Plan Term.  The Board may suspend or terminate the Plan at any time.  No Stock Awards may be granted under the Plan while the Plan is suspended or after it is terminated.

(b)           No Impairment of Rights.  Suspension or termination of the Plan shall not impair rights and obligations under any Stock Award granted while the Plan is in effect except with the written consent of the Participant.

14.	Effective Date of Plan.

The Plan shall become effective as determined by the Board, but no Stock Award shall be exercised (or, in the case of a stock bonus, shall be granted) unless and until the Plan has been approved by the stockholders of the Company, which approval shall be within twelve (12) months before or after the date the Plan is adopted by the Board.

18.

15.          Choice of Law.

The law of the State of Nevada shall govern all questions concerning the construction, validity and interpretation of this Plan, without regard to such state’s conflict of laws rules.

16.          Limits with respect to Insiders.

(a)           The maximum number of shares of Common Stock which may be reserved for issuance to Insiders, at any time, under the Plan and any other share compensation arrangement of the Company shall be 10% of the Common Stock issued and outstanding.

(b)           The maximum number of shares of Common Stock which may be issued to Insiders under the Plan, at any time, and any other share compensation arrangement within any 12-month period shall be 10% of the Common Stock outstanding.

(c)           The maximum number of shares of Common Stock which may be issued to any one Insider and such Insider’s associates under the Plan, at any time, within a 12-month period shall be 5% of the Common Stock outstanding.

17.          Limits with respect to Consultants.

(a)           The number of Options granted to any one Consultant in any 12-month period under the Plan shall not exceed 2% of the issued and outstanding shares of Common Stock at the time of grant.

19.

VOTE BY INTERNET- www.proxyvote.com

GRAN TIERRA ENERGY INC. c/o Broadridge 5970 Chedworth Way Mississauga, ON L5R 4G5
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time on June 15, 2010.  Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE SHAREHOLDER COMMUNICATIONS

If you would like to reduce the costs incurred by Gran Tierra Energy  Inc. in mailing future proxy materials, you can consent to receive all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet.  To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE – 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time on June 15, 2010.  Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Gran Tierra Energy Inc., c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: ☒	GRNTR1	KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED	DETACH AND RETURN THIS PORTION ONLY

The Board of Directors recommends that you vote FOR the following:
	For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below
1.	Election of Directors Nominees.

01)	Dana Coffield	☐	☐	☐
02)	Jeffrey Scott
03)	Walter Dawson
04)	Verne Johnson
05)	Nicholas G. Kirton
06)	Ray Antony
07)	J. Scott Price

The Board of Directors recommends that you vote FOR the following proposals:

	For	Against	Abstain
2.
Proposal to approve an amendment to Gran Tierra’s 2007 Equity Incentive Plan to increase the aggregate number of shares of common stock authorized for issuance under the plan from 18,000,000 shares to 23,306,100 shares.
	☐	☐	☐

3.
Proposal to ratify the selection by the Audit Committee of the Board of Directors of Deloitte & Touche LLP as the independent registered public accounting firm of Gran Tierra Energy Inc. for its fiscal year ending December 31, 2010.
	☐	☐	☐

 NOTE:  Directions to the annual meeting may be found at www.grantierra.com.

Please sign exactly as your name(s) appear(s) hereon.  When signing as attorney, executor, administrator, or other fiduciary, please give full title as such.  Joint owners should each sign personally.  All holders must sign.  If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature	Signature (Joint Owners)

Date	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:  The Notice & Proxy Statement, Annual Report is/are available at www.proxyvote.com

GRAN TIERRA ENERGY INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON JUNE 16, 2010

The stockholders hereby appoint Martin Eden and Dana Coffield, or either of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes each of them to represent and to vote all of the shares of Common Stock, Special A Voting Stock, and Special B Voting Stock of Gran Tierra Energy Inc. that the stockholders are entitled to vote at the Annual Meeting of Stockholders to be held at 3:00 p.m. Mountain Time on June 16, 2010, at the Calgary Petroleum Club, Devonian Room, 319 Fifth Avenue S.W., Calgary, Alberta T2P 0L5 Canada, and any adjournments or postponements thereof, hereby revoking all previous proxies, with all powers the stockholders would possess if present, on all matters listed on the reverse side and in accordance with the instructions designated on the reverse side and with discretionary authority as to any and all such other matters as may properly come before the meeting.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE STOCKHOLDERS. IF NO SUCH DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES LISTED ON THE REVERSE SIDE FOR THE BOARD OF DIRECTORS AND FOR EACH PROPOSAL.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED REPLY ENVELOPE OR VOTE ONLINE AS INSTRUCTED IN THIS PROXY CARD. CONTINUED AND TO BE SIGNED ON THE REVERSE SIDE

GRAN TIERRA ENERGY INC.

VOTING DIRECTION FOR HOLDERS OF
GOLDSTRIKE EXCHANGEABLE SHARES OF GRAN TIERRA ENERGY INC.

The undersigned holder (the “Holder”) of exchangeable shares of Gran Tierra Energy Inc., a Nevada corporation (the “ Company ”), that were issued in connection with the transaction between the former shareholders of Gran Tierra Energy, Inc., an Alberta corporation, and Goldstrike, Inc. (the “Goldstrike Exchangeable Shares”) has the right to instruct Olympia Trust Company (the “Trustee ”) in respect of the exercise of the Holder’s votes at the annual meeting of stockholders of the Company to be held on June 16, 2010 (the “Meeting”), as follows:

•	To instruct the Trustee to exercise the votes to which the Holder is entitled as indicated below; OR

•	To instruct the Trustee to appoint a representative of the Company’s management as proxy to exercise the votes to which the Holder is entitled as indicated below; OR

•	To instruct the Trustee to appoint the Holder, or the Holder’s designee as a proxy to exercise personally the votes to which the Holder is entitled as indicated below.

The Holder directs that their Goldstrike Exchangeable Shares be voted as follows:

1.  VOTE FOR _____ or WITHHOLD FROM VOTING _____ to elect Dana Coffield as a director of the Company, to serve for the ensuing year and until his successor is elected.
2.  VOTE FOR _____ or WITHHOLD FROM VOTING _____ to elect Jeffrey Scott as a director of the Company, to serve for the ensuing year and until his successor is elected.
3.  VOTE FOR _____ or WITHHOLD FROM VOTING _____ to elect Ray Antony as a director of the Company, to serve for the ensuing year and until his successor is elected.
4.  VOTE FOR _____ or WITHHOLD FROM VOTING _____ to elect Walter Dawson as a director of the Company, to serve for the ensuing year and until his successor is elected.
5.  VOTE FOR _____ or WITHHOLD FROM VOTING _____ to elect Verne Johnson as a director of the Company, to serve for the ensuing year and until his successor is elected.
6.  VOTE FOR _____ or WITHHOLD FROM VOTING _____ to elect Nicholas G. Kirton as a director of the Company, to serve for the ensuing year and until his successor is elected.
7.  VOTE FOR _____ or WITHHOLD FROM VOTING _____ to elect J. Scott Price as a director of the Company, to serve for the ensuing year and until his successor is elected.
8   VOTE FOR _____ or VOTE AGAINST _____ or ABSTAIN FROM VOTING _____ to approve an amendment to Gran Tierra’s 2007 Equity Incentive Plan to increase the aggregate number of shares of common stock authorized for issuance under the plan from 18,000,000 shares to 23,306,100 shares.
9   VOTE FOR _____ or VOTE AGAINST _____ or ABSTAIN FROM VOTING _____ to ratify the selection of the Audit Committee of the Board of Directors of Deloitte & Touche LLP as independent registered public accounting firm of the Company for its fiscal year ending December 31, 2010.

IMPORTANT NOTE: IF NO DIRECTION IS MADE, FOR OR AGAINST, THE HOLDER’S GOLDSTRIKE EXCHANGEABLE SHARES WILL NOT BE VOTED

SEE REVERSE FOR MORE VOTING INSTRUCTIONS

PLEASE SELECT ONE OF THE FOLLOWING:

☐	Direct the Trustee to Vote Goldstrike Exchangeable Shares

The holder hereby directs the Trustee to vote as indicated.

☐	Appointment of Company Management as Proxy

The Holder hereby appoints Martin Eden and Dana Coffield, as proxyholder of the Holder, with power of substitution, and authorizes them to represent and vote, as indicated above, all of the Goldstrike Exchangeable Shares which the Holder may be entitled to vote at the Meeting, and at any adjournment or adjournments thereof and on every ballot that may take place in consequence thereof, and with discretionary authority as to any other matters that may properly come before the Meeting.

☐	Appointment of the Holder, or the Holder’s Designee as Proxy

The Holder hereby appoints _________________________________ as proxyholder of the Holder and authorizes them to represent and vote, as indicated above, all of the Goldstrike Exchangeable Shares which the Holder may be entitled to vote at the Meeting, and at any adjournment or adjournments thereof and on every ballot that may take place in consequence thereof, and with discretionary authority as to any other matters that may properly come before the Meeting.

IF THE HOLDER DOES NOT COMPLETE ONE OF THE FOREGOING, COMPLETES MORE THAN ONE OF THE FOREGOING OR COMPLETES THE THIRD SELECTION BUT DOES NOT SPECIFY A DESIGNEE, THE HOLDER WILL BE DEEMED TO HAVE DIRECTED THE TRUSTEE TO VOTE THEIR GOLDSTRIKE EXCHANGEABLE SHARES AS INDICATED.

DATED: ________________, 2010.	Signature of Holder

Name of Holder

Number of Goldstrike Exchangeable Shares Held

NOTES:

1.
This voting direction will not be valid and not be acted upon unless it is completed as outlined herein and delivered to Olympia Trust Company, 2300, 125 – 9 th  Avenue S.E., Calgary, Alberta T2G 0P6, by 11:59 p.m. Eastern Time on June 11, 2010, or not less than 48 hours before the time set for the holding of any adjournment(s) thereof. The voting direction is valid only for the Meeting or any adjournment(s) of the Meeting.

2.	If this voting direction is not signed by the Holder of Goldstrike Exchangeable Shares, the votes to which the Holder of the Goldstrike Exchangeable Shares is entitled will not be exercised.

3.	If the Holder is a corporation, its corporate seal must be affixed or it must be signed by an officer or attorney thereof duly authorized.

4.	This voting direction must be dated and the signature hereon should be exactly the same as the name in which the Goldstrike Exchangeable Shares are registered.

5.	Persons signing as executors, administrators, trustees, etc., should so indicate and give their full title as such.

6.
A holder who has submitted a voting direction may revoke it at any time prior to the Meeting. In addition to revocation in any other manner permitted by law a voting direction may be revoked by instrument in writing executed by the Holder or his attorney authorized in writing or, if the Holder is a corporation, under its corporate seal or by an officer or attorney thereof duly authorized and deposited at the office of the Trustee at any time up to and including the last business day preceding the day of the Meeting, or any adjournment thereof at which the voting direction is to be acted upon or with a representative of the Trustee in attendance at the Meeting on the day of the Meeting or any adjournment thereof, and upon either of such deposits, the voting direction is revoked.

GRAN TIERRA ENERGY INC.

VOTING DIRECTION FOR HOLDERS OF
SOLANA EXCHANGEABLE SHARES OF GRAN TIERRA ENERGY INC.

The undersigned holder (the “Holder”) of exchangeable shares of Gran Tierra Energy Inc. (the “ Company ”) that were issued in connection with the transaction between the former shareholders of Solana Resources Limited and the Company (the “ Solana Exchangeable Shares ”) has the right to instruct Computershare Trust Company of Canada (the “ Trustee ”) in respect of the exercise of the Holder’s votes at the annual meeting of stockholders of the Company to be held on June 16, 2010 (the “ Meeting ”), as follows:

•	To instruct the Trustee to exercise the votes to which the Holder is entitled as indicated below; OR

•	To instruct the Trustee to appoint a representative of the Company’s management as proxy to exercise the votes to which the Holder is entitled as indicated below; OR

•	To instruct the Trustee to appoint the Holder, or the Holder’s designee as a proxy to exercise personally the votes to which the Holder is entitled as indicated below.

The Holder directs that their Solana Exchangeable Shares be voted as follows:

1.  VOTE FOR _____ or WITHHOLD FROM VOTING _____ to elect Dana Coffield as a director of the Company, to serve for the ensuing year and until his successor is elected.
2.  VOTE FOR _____ or WITHHOLD FROM VOTING _____ to elect Jeffrey Scott as a director of the Company, to serve for the ensuing year and until his successor is elected.
3.  VOTE FOR _____ or WITHHOLD FROM VOTING _____ to elect Ray Antony as a director of the Company, to serve for the ensuing year and until his successor is elected.
4.  VOTE FOR _____ or WITHHOLD FROM VOTING _____ to elect Walter Dawson as a director of the Company, to serve for the ensuing year and until his successor is elected.
5.  VOTE FOR _____ or WITHHOLD FROM VOTING _____ to elect Verne Johnson as a director of the Company, to serve for the ensuing year and until his successor is elected.
6.  VOTE FOR _____ or WITHHOLD FROM VOTING _____ to elect Nicholas G. Kirton as a director of the Company, to serve for the ensuing year and until his successor is elected.
7.  VOTE FOR _____ or WITHHOLD FROM VOTING _____ to elect J. Scott Price as a director of the Company, to serve for the ensuing year and until his successor is elected.
8   VOTE FOR _____ or VOTE AGAINST _____ or ABSTAIN FROM VOTING _____ to approve an amendment to Gran Tierra’s 2007 Equity Incentive Plan to increase the aggregate number of shares of common stock authorized for issuance under the plan from 18,000,000 shares to 23,306,100 shares.
9   VOTE FOR _____ or VOTE AGAINST _____ or ABSTAIN FROM VOTING _____ to ratify the selection of the Audit Committee of the Board of Directors of Deloitte & Touche LLP as independent registered public accounting firm of the Company for its fiscal year ending December 31, 2010.

IMPORTANT NOTE: IF NO DIRECTION IS MADE, FOR OR AGAINST, THE HOLDER’S SOLANA EXCHANGEABLE SHARES WILL NOT BE VOTED

SEE REVERSE FOR MORE VOTING INSTRUCTIONS

PLEASE SELECT ONE OF THE FOLLOWING:

☐	Direct the Trustee to Vote Solana Exchangeable Shares

The holder hereby directs the Trustee to vote as indicated.

☐	Appointment of Company Management as Proxy

The Holder hereby appoints Martin Eden and Dana Coffield, as proxyholder of the Holder, with power of substitution, and authorizes them to represent and vote, as indicated above, all of the Solana Exchangeable Shares which the Holder may be entitled to vote at the Meeting, and at any adjournment or adjournments thereof and on every ballot that may take place in consequence thereof, and with discretionary authority as to any other matters that may properly come before the Meeting.

☐	Appointment of the Holder, or the Holder’s Designee as Proxy

The Holder hereby appoints _________________________________ as proxyholder of the Holder and authorizes them to represent and vote, as indicated above, all of the Solana Exchangeable Shares which the Holder may be entitled to vote at the Meeting, and at any adjournment or adjournments thereof and on every ballot that may take place in consequence thereof, and with discretionary authority as to any other matters that may properly come before the Meeting.

IF THE HOLDER DOES NOT COMPLETE ONE OF THE FOREGOING, COMPLETES MORE THAN ONE OF THE FOREGOING OR COMPLETES THE THIRD SELECTION BUT DOES NOT SPECIFY A DESIGNEE, THE HOLDER WILL BE DEEMED TO HAVE DIRECTED THE TRUSTEE TO VOTE THEIR SOLANA EXCHANGEABLE SHARES AS INDICATED.

DATED: ________________, 2010.	Signature of Holder

Name of Holder

Number of Exchangeable Shares Held

NOTES:

1.
This voting direction will not be valid and not be acted upon unless it is completed as outlined herein and delivered to Computershare Trust Company of Canada, 600, 530 - 8th Avenue SW Calgary, Alberta T2P 3S8, Canada, by 11:59 p.m. Eastern Time on June 11, 2010, or not less than 48 hours before the time set for the holding of any adjournment(s) thereof. The voting direction is valid only for the Meeting or any adjournment(s) of the Meeting.

2.	If this voting direction is not signed by the Holder of Solana Exchangeable Shares, the votes to which the Holder of the Solana Exchangeable Shares is entitled will not be exercised.

3.	If the Holder is a corporation, its corporate seal must be affixed or it must be signed by an officer or attorney thereof duly authorized.

4.	This voting direction must be dated and the signature hereon should be exactly the same as the name in which the Solana Exchangeable Shares are registered.

5.	Persons signing as executors, administrators, trustees, etc., should so indicate and give their full title as such.

6.
A holder who has submitted a voting direction may revoke it at any time prior to the Meeting. In addition to revocation in any other manner permitted by law a voting direction may be revoked by instrument in writing executed by the Holder or his attorney authorized in writing or, if the Holder is a corporation, under its corporate seal or by an officer or attorney thereof duly authorized and deposited at the office of the Trustee at any time up to and including the last business day preceding the day of the Meeting, or any adjournment thereof at which the voting direction is to be acted upon or with a representative of the Trustee in attendance at the Meeting on the day of the Meeting or any adjournment thereof, and upon either of such deposits, the voting direction is revoked.